SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Advisor Series I
Fidelity Advisor Series VII
Fidelity Advisor Series VIII
Fidelity Commonwealth Trust
Fidelity Destiny Portfolios
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Proxy Materials

(Photograph of Edward C. Johnson 3d.)

PLEASE CAST YOUR VOTE NOW!

Fidelity Advisor Series I, Fidelity Advisor Series VII
Fidelity Advisor Series VIII, Fidelity Beacon Street Trust
Fidelity Commonwealth Trust, Fidelity Concord Street Trust
Fidelity Destiny Portfolios, Fidelity Investment Trust

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders will be held on April 16, 2008. The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-800-544-3198 (other than for Advisor classes, shares of Real Estate High Income, or shares held by Destiny Plans), 1-877-208-0098 (Advisor classes only), 1-617-563-6414 (collect) (Real Estate High Income only), or 1-800-433-0734 (shares owned by Destiny Plans only). We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

Q. What am I being asked to vote on?

A. The Board of Trustees of the Fidelity funds, with the support of Fidelity Management & Research Co. (FMR), has decided to create a two-Board structure. In connection with this decision, you are being asked to elect a Board of Trustees to oversee the funds you own.

In addition, shareholders of funds in Fidelity Advisor Series I, Fidelity Advisor Series VII, Fidelity Advisor Series VIII, Fidelity Commonwealth, and Fidelity Destiny Portfolios trusts are being asked to amend the Declaration of Trust for their funds and trusts to reduce the required quorum for future shareholder meetings.

Shareholders of Fidelity Advisor Mid Cap II Fund and Fidelity Advisor Value Fund, funds in Fidelity Advisor Series I, also are being asked to approve an amended management contract for their fund that includes adding a performance adjustment component to the management fee and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

Q. What do you mean by a two-Board structure?

A. Historically, the Board of each Fidelity fund has consisted of the same group of individual Trustees who serve as Trustees for all other Fidelity funds. In effect, the Fidelity funds have been overseen by a single Board of Trustees. The Trustees of the Fidelity funds -- with the support of FMR -- have made a decision to reorganize themselves into two separate groups and thereby create two Boards. One Board will oversee Fidelity's equity and high income funds (currently [212] funds with approximate assets of [$862] billion), while the second Board will oversee Fidelity's investment-grade bond, money market, and asset allocation funds (currently [154] funds with approximate assets of [$442] billion).

Q. Why did the Board decide to create a two-Board structure?

A. The decision was based on three specific factors:

  Fidelity's mutual fund business continues to diversify into new asset classes and product types. For example, over the past few years, Fidelity has expanded its product line of multi-asset class funds that invest in a variety of asset classes such as preferred stocks, REITs, inflation-protected securities, floating-rate securities, and commodities. In addition, lifecycle funds and other types of packaged solutions continue to grow in popularity. As greater numbers of individuals continue to save for, and transition into, retirement, the Trustees and FMR expect an increased demand for innovative products.
  As the securities marketplace has evolved, increasingly complex investment strategies are available to Fidelity's mutual funds. For example, the fixed income marketplace has significantly expanded with new types of securities including different types of futures, options, and swaps, and that trend is likely to continue.
  Given prevailing demographic and business trends, the Trustees expect that Fidelity's mutual fund business will continue to expand. In recent years, Fidelity has made efforts to position the firm as the most trusted provider of lifetime investment solutions in the U.S. At the same time, the amount of assets held by Americans over age sixty is projected to increase dramatically between now and 2012 as the Baby Boomer generation nears and enters retirement. The Trustees and FMR believe this provides a significant growth opportunity for Fidelity's business and for the mutual fund industry as a whole. Increased interest in principal preservation and income distribution is expected to drive asset growth in Fidelity's fixed income funds and asset allocation products, in particular.

Q. What is involved in creating a two-Board structure?

A. Some existing Trustees and Advisory Board Members are proposed to serve on the Board overseeing the equity and high income funds, while the others are proposed to serve on the Board overseeing the fixed income and asset allocation funds. In some cases, the two Boards can be created by having an existing Trustee resign and the remaining Trustees fill the vacancy. In the majority of cases, however, the Investment Company Act of 1940 (1940 Act) requires that a shareholder meeting be held to elect Trustees.

Q. When and how will the two-Board structure be implemented?

A. The two-Board structure will be implemented at the same time for all Fidelity funds. On August 1, 2008, or, if later, immediately after the last election is held for any Fidelity fund scheduled to elect Trustees in connection with implementing the two-Board structure, the following will occur: Current Trustees will remain on the Boards to which they have been elected or appointed and resign from the Boards on which they will no longer serve. Former Advisory Board Members that have been elected or appointed as Trustees will join the Boards on which they will serve going forward. The size of the Board that will oversee the equity and high income funds will be fixed at 10 Trustees, and the size of the Board that will oversee the fixed income and asset allocation funds will be fixed at eight Trustees.

Q. What is the affiliation of the Board and Fidelity?

A. Currently, there are two "interested" Trustees and nine "Independent" Trustees. Under the two-Board structure, it is expected that there initially will be 2 interested Trustees on each Board, 8 Independent Trustees on the equity and high income Board, and 6 Independent Trustees on the fixed income and asset allocation Board. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trusts, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund. Each of the new Boards is expected to have 75 percent or more Independent Trustees.

Q. Will the Trustees that currently oversee my funds change?

A. Trustees on both Boards will continue to be experienced executives who will meet throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review fund performance. However, certain changes in Board membership are proposed, depending on which Board a Trustee expects to join.

The current Board consists of 11 Trustees: Dennis J. Dirks, Albert R. Gamper, George H. Heilmeier, James H. Keyes, Marie L. Knowles, Ned C. Lautenbach, Cornelia M. Small, William S. Stavropoulos, and Kenneth L. Wolfe are Independent Trustees, and Edward C. Johnson 3d and James C. Curvey are interested Trustees. Arthur E. Johnson (no relation to Edward C. Johnson 3d), Alan Lacy, Joseph Mauriello, David M. Thomas, and Michael E. Wiley currently serve on the Advisory Board. At the time that the two-Board structure is implemented, the size of the equity and high income funds' Board will be fixed at 10 Trustees and the size of the fixed income and asset allocation funds' Board will be fixed at eight Trustees.

Dennis J. Dirks, Alan Lacy, Ned C. Lautenbach, Joseph Mauriello, Cornelia M. Small, William S. Stavropoulos, David M. Thomas, Michael E. Wiley, James C. Curvey, and Edward C. Johnson 3d are proposed to serve on the Board overseeing the equity and high income funds. Albert R. Gamper, George H. Heilmeier, Arthur E. Johnson, James H. Keyes, Marie L. Knowles, Kenneth L. Wolfe, James C. Curvey, and Edward C. Johnson 3d are proposed to serve on the Board overseeing the fixed income and asset allocation funds. Biographical information for each nominee for the equity and high income Board is included in the proxy statement.

The Trustees fully expect that the environment of strong governance of the funds and protection of the interests of fund shareholders will continue under the new structure.

Q. Why are you proposing to reduce the required quorum for future shareholder meetings for certain funds and trusts?

A. Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of the trusts' business. When not enough shareholders vote, a trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting. The reduced quorum requirement is not prohibited by Massachusetts or federal law.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the 1940 Act requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

Q. What role does the Board play generally?

A. The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

Q. Are Board members paid?

A. Each Independent Trustee receives a fee for his or her service on the Board and participates in a deferred compensation plan. You can find the compensation table, which details fees that have been paid to the Trustees, in the proxy statement.

Q. Why are Advisor Mid Cap II Fund and Advisor Value Fund proposing to adopt an amended management contract that includes adding a Performance Adjustment to the management fee that FMR receives?

A. FMR and the funds' Board of Trustees believe that adding a performance adjustment component (Performance Adjustment) to the management fee will help to more closely align the interests of shareholders of the fund with those of the investment adviser. The amended contract would add a Performance Adjustment to the management fee that would reward FMR by increasing the management fees when the fund outperforms its benchmark and would penalize FMR by decreasing the management fees when the fund underperforms the benchmark index.

Q. What is a Performance Adjustment and how does it affect the management fee?

A. The Performance Adjustment is a positive or negative dollar amount that is applied based on a fund's performance and assets for the most recent 36 months. If a fund outperforms its comparative index over the rolling 36-month period, FMR receives a positive Performance Adjustment, which increases the management fee. If a fund underperforms its index, FMR's management fee is reduced by a negative Performance Adjustment.

The upward or downward adjustments are made depending on whether, and to what extent, a fund's investment performance over the most recent 36-month period exceeds, or is exceeded by, the record of its benchmark index over the same period. The performance comparison and fee is assessed on a monthly basis. The exact details of the calculation can be found in the proxy statement, and if shareholders of Advisor Mid Cap II Fund and and Advisor Value Fund approve the proposal, this information will appear in each fund's Statement of Additional Information (SAI).

Q. What is the standard performance fee calculation?

A. The Performance Adjustments are based on the rolling 36-month return of the Institutional Class of the fund vs. a stated benchmark. The standard performance adjustment rate is ± 2 basis points (annualized) for each percentage point of outperformance or underperformance. For example, if a fund outperformed its index by 2 percentage points, the Performance Adjustment rate would be +4 basis points (2 basis points multiplied by 2). The resulting bps rate is applied to average net assets for the rolling 36-month performance period to arrive at an annualized dollar amount. The maximum adjustment rate is ± 0.20% or 20 basis points of a fund's average net assets over the rolling 36-month performance period. Therefore, the Performance Adjustment is effectively capped at ±10% of over/under-performance versus the benchmark over the performance period.

Q. When will the Performance Adjustment go into effect?

A. If shareholders of Advisor Mid Cap II Fund and Advisor Value Fund approve an amended management contract, the performance period for each fund will begin on the first of the month following shareholder approval. However, there will not be a Performance Adjustment until the twelfth month after shareholder approval. The first Performance Adjustment will be based on the prior 12 months of performance relative to the fund's index. Each month after that, another month's performance will be included in the calculation until the 36-month performance period is reached. After that time, the Performance Adjustment will be based on the most recent 36 months.

Q. Will a Performance Adjustment increase or decrease a fund's management fee?

A. Because the addition of a Performance Adjustment will be implemented prospectively, the future impact on the management fees will depend on each fund's future performance relative to its index.

Q. Why will Advisor Mid Cap II Fund's and Advisor Value Fund's amended contract also authorize the Trustees to change its performance adjustment index in the future without a shareholder vote?

A. The amended management contract for each of Advisor Mid Cap II Fund and Advisor Value Fund would allow the Trustees to designate an alternative appropriate index for purposes of calculating a fund's Performance Adjustment without a shareholder vote, provided the 1940 Act and the Investment Advisers Act of 1940 (the Acts) permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Trustees would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the amended contract would give the Trustees the ability to change a fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation.

Q. Has the funds' Board of Trustees approved the proposals?

A. Yes. The Board of Trustees has unanimously approved each of the proposals, and recommends that you vote to approve them.

Q. Who is D.F. King & Co., Inc.?

A. D.F. King is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which currently is a majority of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting must adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

Q. Who is paying for this proxy mailing and for the other solicitation costs associated with this shareholder meeting?

A. The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each fund and class, as applicable, provided the expenses do not exceed any existing expense caps. Expenses exceeding an expense cap will be paid by FMR.

Q. How many votes am I entitled to cast?

A. As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is February 19, 2008.

Q. How do I vote my shares?

A. You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198 (other than for Advisor classes, shares of Real Estate High Income, or shares owned by Destiny Plans), 1-877-208-0098 (Advisor classes only), 1-617-563-6414 (collect) (Real Estate High Income only), or 1-800-433-0734 (shares owned by Destiny Plans only).

Q. How do I sign the proxy card?

A. Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

xxx-pxl-xxx
1.xxxxxx.xxx

FIDELITY ADVISOR SERIES I
FIDELITY ADVISOR SERIES VII
FIDELITY ADVISOR SERIES VIII
FIDELITY BEACON STREET TRUST
FIDELITY COMMONWEALTH TRUST
FIDELITY CONCORD STREET TRUST
FIDELITY DESTINY PORTFOLIOS
FIDELITY INVESTMENT TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198 (other than Advisor classes)
1-877-208-0098 (Advisor classes)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trusts (the trusts) will be held at an office of the trusts, 245 Summer Street, Boston, Massachusetts 02210 on April 16, 2008, at 9:30 a.m. Eastern Time (ET). Appendix A contains a list of the funds in the trusts (the funds).

The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To amend the Declaration of Trust of each of Fidelity Advisor Series I, Fidelity Advisor Series VII, Fidelity Advisor Series VIII, Fidelity Commonwealth Trust, and Fidelity Destiny Portfolios to reduce the required quorum for future shareholder meetings.

2. To elect a Board of Trustees.

3. To approve an amended management contract for Fidelity Advisor Mid Cap II Fund that includes adding a performance adjustment component to the management fee and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

4. To approve an amended management contract for Fidelity Advisor Value Fund that includes adding a performance adjustment component to the management fee and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

The Board of Trustees has fixed the close of business on February 19, 2008 as the record date for the determination of the shareholders entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

February 19, 2008

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR SERIES I
FIDELITY ADVISOR SERIES VII
FIDELITY ADVISOR SERIES VIII
FIDELITY BEACON STREET TRUST
FIDELITY COMMONWEALTH TRUST
FIDELITY CONCORD STREET TRUST
FIDELITY DESTINY PORTFOLIOS
FIDELITY INVESTMENT TRUST
TO BE HELD ON APRIL 16, 2008

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of the above-named trusts (the trusts) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on April 16, 2008 at 9:30 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trusts and Fidelity Management & Research Company (FMR), the funds' investment adviser. Appendix A contains a list of the funds in each trust (the funds).

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about February 19, 2008. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trusts. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trusts. The funds also may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix B.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each fund and class, as applicable, provided the expenses do not exceed any existing expense caps. See Appendix C for current expense cap information. Expenses exceeding an expense cap will be paid by FMR.

The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund. The costs are allocated on a pro rata basis to each class of a fund based on the net assets of each class relative to the total net assets of the fund.

The principal business address of FMR, each fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to each fund, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 25 Lovat Lane, London, EC3R 8LL, England; Fidelity Research & Analysis Company (FRAC), located at 245 Summer Street, Boston, Massachusetts 02210; Fidelity Investments Japan Limited (FIJ), located at Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan; Fidelity International Investment Advisors (FIIA), located at Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), located at 25 Cannon Street, London, England EC4M5TA are also sub-advisers to the funds. The principal business address of Geode Capital Management, LLC, sub-adviser to 100 Index Fund, Nasdaq Composite Index Fund, Nasdaq Composite Index Tracking Stock Fund, Spartan 500 Index Fund, Spartan Extended Market Index Fund, Spartan International Index Fund, Spartan Total Market Index Fund, and Spartan U.S. Equity Index Fund, is One Post Office Square, Boston, Massachusetts 02109.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by a trust, by the execution of a later-dated proxy, by a trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by a fund's Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted. With respect to shares owned by Destiny Plans (other than shares held in Fidelity individual retirement accounts as described above), State Street Bank and Trust Company will vote those fund shares for which it has received instructions from planholders only in accordance with such instructions. If planholders do not vote their shares, State Street Bank and Trust Company will vote their shares for them, in the same proportion as other planholders have voted.

If a quorum is not present at a Meeting, or if a quorum is present at a Meeting but sufficient votes to approve Proposal 1, 3, or 4 are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund and class, if applicable, issued and outstanding as of December 31, 2007 are indicated in Appendix D.

Substantial (5% or more) record and/or beneficial ownership of each fund and class, as applicable, on December 31, 2007, to the knowledge of each trust, is detailed in Appendix E. Other than disclosed in Appendix E, to the knowledge of each trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each fund and class, as applicable, on that date.

FMR has advised the trusts that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on February 19, 2008 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

For a free copy of a fund's annual and/or semiannual reports, contact Fidelity at 1-800-544-3198 (other than for Advisor classes, shares of Real Estate High Income, or shares owned by Destiny Plans), 1-877-208-0098 (Advisor classes only), 1-617-563-6414 (collect) (Real Estate High Income only), or 1-800-433-0734 (shares owned by Destiny Plans only), visit Fidelity's web sites at www.fidelity.com or www.advisor.fidelity.com, or write to Fidelity Distributors Corporation (FDC) at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a majority of the shares of an entire trust voted in person or by proxy at the Meeting, and a plurality of such shares is sufficient to elect trustees pursuant to Proposal 2. Approval of Proposals 3 and 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund. With respect to Proposals 1, 3, and 4, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal. With respect to Proposal 2, votes to ABSTAIN and broker non-votes will have no effect.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund	Page
1.	To amend the Declaration of Trust to reduce the required quorum for future shareholder meetings.

Funds in each of Fidelity Advisor Series I, Fidelity Advisor Series VII, Fidelity Advisor Series VIII, Fidelity Commonwealth Trust, and Fidelity Destiny Portfolios. See Appendix A for a list of funds in each trust.

<Click Here>
2.	To elect as Trustees the nominees presented in Proposal 2.	All funds.	<Click Here>
3.

To approve an amended management contract that includes adding a performance adjustment component to the management fee and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

		Fidelity Advisor Mid Cap II Fund	<Click Here>
4.

To approve an amended management contract that includes adding a performance adjustment component to the management fee and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

		Fidelity Advisor Value Fund	<Click Here>

1. TO AMEND THE DECLARATION OF TRUST OF EACH OF FIDELITY ADVISOR SERIES I, FIDELITY ADVISOR SERIES VII, FIDELITY ADVISOR SERIES VIII, FIDELITY COMMONWEALTH TRUST, AND FIDELITY DESTINY PORTFOLIOS TO REDUCE THE REQUIRED QUORUM FOR FUTURE SHAREHOLDER MEETINGS.

The Declaration of Trust currently provides that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting. As amended, the Declaration of Trust (Article VIII, Section 3) would reduce the quorum required to one-third of the shares entitled to vote.

Lowering the quorum requirement will facilitate holding shareholder meetings to approve important matters necessary for the conduct of a trust's business, such as the election of Trustees. When not enough shareholders vote, a trust may be forced to adjourn meetings multiple times and incur the expense of additional shareholder solicitations and proxy solicitors in order to obtain the shareholder vote necessary to hold a meeting. The reduced quorum requirement is not prohibited by Massachusetts or federal law.

Although the lower quorum requirement will allow for the approval of some matters by shareholders constituting less than a majority of the outstanding shares, certain other proposals will still require a higher number of shares to be voted to meet the threshold required to approve the proposal. For example, the Investment Company Act of 1940 (1940 Act) requires that certain items, such as management contracts and 12b-1 plans, be approved by a majority of a fund's outstanding voting securities. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The reduced quorum requirement will not affect such matters.

Shareholders have the right to vote on any Declaration of Trust amendment affecting their right to vote or on any matter submitted to the shareholders by the Trustees. On May 17, 2007, the Trustees approved the proposed amendment and also authorized its submission to each trust's shareholders for their approval at this Meeting.

If approved, Article VIII, Section 3 of each Declaration of Trust will be amended as follows (new language is underlined; language to be deleted is [bracketed]):

ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS

QUORUM AND REQUIRED VOTE

Section 3. Except when a higher quorum is required by any provision of this Declaration of Trust or the Bylaws, one-third [A majority] of Shares entitled to vote in person or by proxy shall be a quorum for the transaction of business at a Shareholders' meeting, except that where any provision of law or of this Declaration of Trust permits or requires that holders of any Series or Class shall vote as a Series or Class then one-third [a majority] of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a larger vote is required by applicable law or by any provision of this Declaration of Trust or the Bylaws, if any, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class, then a majority of the Shares of that Series or Class voted on the matter shall decide that matter insofar as that Series or Class is concerned. Shareholders may act by unanimous written consent. Actions taken by a Series or Class may be consented to unanimously in writing by Shareholders of that Series or Class.

Conclusion. The Board of Trustees of each trust has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Declaration of Trust will become effective upon shareholder approval. If the proposal is not approved by shareholders of a trust, the Declaration of Trust will remain unchanged.

2. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees in connection with creating a two-Board structure for the Fidelity family of funds. You have received this proxy statement because you own one or more Fidelity equity and/or high income funds and you are being asked to elect a Board of Trustees to oversee your funds.

Fidelity's mutual fund business and the broader mutual fund marketplace continue to expand and evolve. As a result, the Trustees of the Fidelity funds, together with FMR, have been considering ways to structure the Board for each Fidelity fund in order to ensure that Fidelity's mutual fund shareholders continue to be well served by Trustees in the years ahead. Historically, the Board of each Fidelity fund has consisted of the same group of individual Trustees who serve as Trustees for all other Fidelity funds. In effect, the Fidelity funds have been overseen by a single Board of Trustees. The Trustees of the Fidelity funds -- with the support of FMR -- have made a decision to reorganize themselves into two separate groups and thereby create two Boards. One Board will oversee Fidelity's equity and high income funds (currently [212] funds with approximate assets of [$862] billion), while the second Board will oversee Fidelity's investment-grade bond, money market, and asset allocation funds (currently [154] funds with approximate assets of [$442] billion).

In connection with creating two Boards, a slate of Trustees must be put in place to oversee each group of funds (the funds and trusts were aligned by investment discipline in June 2007). Some existing Trustees and Advisory Board members are proposed to serve on the Board overseeing the equity and high income funds, while the others are proposed to serve on the Board overseeing the fixed income and asset allocation funds. In some cases, the two Boards can be created by having one existing Trustee resign and the remaining Trustees fill the vacancy. In the majority of cases, however, the 1940 Act requires that a shareholder meeting be held to elect Trustees.

The Trustees, with the support of FMR, made the decision to create a two-Board structure in order to plan for the future, and based their decision on three specific factors. First, Fidelity's mutual fund business continues to diversify into new asset classes and product types. For example, over the past few years, Fidelity has expanded its product line of multi-asset class funds that invest in a variety of asset classes such as preferred stocks, REITs, inflation-protected securities, floating-rate securities, and commodities. In addition, lifecycle funds and other types of packaged solutions continue to grow in popularity. As greater numbers of individuals continue to save for, and transition into, retirement, the Trustees and FMR expect an increased demand for innovative products.

Second, as the securities marketplace has evolved in recent years, increasingly complex investment strategies are available to Fidelity's mutual funds. For example, the fixed income marketplace has significantly expanded with new types of securities including different types of futures, options, and swaps, and that trend is likely to continue.

Finally, given prevailing demographic and business trends, the Trustees and FMR expect that Fidelity's mutual fund business will continue to expand in the future. In recent years, Fidelity has made efforts to position the firm as the most trusted provider of lifetime investment solutions in the U.S. At the same time, the amount of assets held by Americans over age sixty is projected to increase dramatically between now and 2012 as the Baby Boomer generation nears and enters retirement. The Trustees and FMR believe this provides a significant growth opportunity for Fidelity's business and for the mutual fund industry as a whole. Increased interest in principal preservation and income distribution is expected to drive asset growth in Fidelity's fixed income funds and asset allocation products, in particular.

The two-Board structure will be implemented at the same time for all Fidelity funds. On August 1, 2008, or, if later, immediately after the last election is held for any Fidelity fund scheduled to elect Trustees in connection with implementing a two-Board structure, the following will occur: Current Trustees will remain on the Boards to which they have been elected or appointed and resign from the Boards on which they will no longer serve. Former Advisory Board members that have been elected or appointed as Trustees will join the Boards on which they will serve going forward. The size of the Board that will oversee the equity and high income funds will be fixed at 10 Trustees, and the size of the Board that will oversee the fixed income and asset allocation funds will be fixed at 8 Trustees. The Trustees fully expect that the environment of strong governance of the funds and protection of the interests of fund shareholders will continue under the new structure.

Except for Alan Lacy, Joseph Mauriello, David M. Thomas, and Michael E. Wiley, all nominees for the equity and high income Board are currently Trustees of the trusts and have served in that capacity continuously since originally elected or appointed. James C. Curvey was selected by the trust's Governance and Nominating Committee (see page <Click Here>) and was appointed to the Board on May 17, 2007. Alan Lacy, Joseph Mauriello, David M. Thomas, and Michael E. Wiley are currently Members of the Advisory Board of the trusts. Alan Lacy, Joseph Mauriello, David M. Thomas, and Michael E. Wiley were selected by the trusts' Governance and Nominating Committee and were appointed as Members of the Advisory Board effective January 1, 2008 (Mr. Lacy), July 1, 2007 (Mr. Mauriello), and October 1, 2007 (Messrs. Thomas and Wiley). A third-party search firm retained by the Independent Trustees recommended Messrs. Lacy, Mauriello, Thomas, and Wiley. An executive officer of FMR recommended Mr. Curvey as nominee.

Except for James C. Curvey, each of the nominees that currently is Trustee of the trusts oversees [366] funds advised by FMR or an affiliate. Mr. Curvey oversees [340] funds advised by FMR or an affiliate.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Nominees you are being asked to elect as Trustees of the equity and high income Board are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1984

Trustee. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL). Mr. Edward C. Johnson 3d and Mr. Arthur E. Johnson are not related.

James C. Curvey (72)

Year of Election or Appointment: 2007

Trustee. Mr. Curvey also serves as a Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR. FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Trustee. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Trustee. Mr. Lautenbach is Chairman of the Independent Trustees (12/07/06-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Trustee. Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Trustee. Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present) and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc. (a private equity investment firm). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company, 2000-present), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

As of December 31, 2007, the Trustees and nominees for election as Trustees and the officers of each fund owned, in the aggregate, less than 1% of each fund's outstanding shares.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

Each trust's Board, which is currently composed of 2 Interested Trustees and 9 Independent Trustees, met 11 times (10 times for the funds with fiscal years ended December 31, 2007) during each fund's most recent fiscal year (see Appendix A for a list of the funds' fiscal year ends). Following the implementation of the two-Board structure for all Fidelity funds, it is expected that the Trustees of the equity and high income Board will initially include 2 interested and 8 Independent Trustees, and will meet at least 9 times a year at regularly scheduled meetings. For information on the current and proposed standing committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page <Click Here>.

The dollar range of equity securities beneficially owned as of December 31, 2007 by each nominee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix F.

Trustee compensation information for each fund covered by this proxy statement is included in Appendix G.

3. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR MID CAP II FUND AND GIVING THE TRUSTEES THE AUTHORITY TO CHANGE THE FUND'S PERFORMANCE ADJUSTMENT INDEX GOING FORWARD, WITHOUT A SHAREHOLDER VOTE, SUBJECT TO APPLICABLE LAW.

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 2. The Amended Contract adds a performance adjustment component (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page <Click Here>.)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 2). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.30%. The total management fee for the fund's fiscal year ended December 31, 2006 was 0.5642%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the fund's management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page <Click Here>. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 2 on page [<Click Here>]. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the proposal is approved, FMR intends to use the Standard & Poor's® MidCap 400 Index (S&P® MidCap 400), the fund's current benchmark index, for calculating the Performance Adjustment. The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium capitalization stocks chosen for market size, liquidity, and industry concentration. FMR believes that the S&P MidCap 400 is an appropriate benchmark for the fund because it is representative of the fund's investment universe. The proposed performance adjustment benchmark is currently used by similar funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the S&P MidCap 400 over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the S&P MidCap 400, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the S&P MidCap 400 each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Institutional Class for this purpose.

Although the Performance Adjustment is subject to a maximum rate of ±0.20%, it is calculated as a dollar amount. Because the Performance Adjustment will be based on the fund's 36-month average net assets, the Performance Adjustment as a dollar amount can be more than 0.20% or less than -0.20% when measured against current assets. For example, if the fund outperformed its index by 8 percentage points, the performance adjustment rate would be a positive 0.16% (0.02% multiplied by 8). If the fund's current net assets were the same as its 36-month average net assets, the Performance Adjustment also would be 0.16%. However, if the fund's current assets were double the 36-month average assets, the Performance Adjustment would be 0.08% based on current assets, because the dollar amount of the fee increase is spread over a larger asset base. Similarly, if the fund's current assets were half the 36-month average, the performance adjustment would be 0.32% based on current assets, because the dollar amount of the fee increase is spread over a smaller asset base.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no Performance Adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.30%. Starting with the twelfth month after shareholder approval, the Performance Adjustment will take effect and the management fee will be adjusted upward or downward, depending on the fund's performance relative to its benchmark, the S&P MidCap 400, over the preceding twelve months. Following the twelfth month, each month, a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of Institutional Class of the fund for the performance period to the performance of the index. The fund currently has five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Institutional Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Institutional Class' expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940).

The impact of the proposed addition of a Performance Adjustment to the fund's management fee will depend on the fund's future performance relative to the S&P MidCap 400. However, the past performance of the S&P MidCap 400 and the fund can be used to show what the impact would have been on management fees for the fiscal year ended December 31, 2007 if the fund had operated under a Performance Adjustment using the S&P MidCap 400 as a benchmark.

During the fiscal year ended December 31, 2006, the fund's Basic Fee Rate was 0.5642%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.30%. For the fiscal year ended December 31, 2006, if the fund's management fee had included a Performance Adjustment (using the S&P MidCap 400 as its benchmark), the fund's management fee would have been 0.6527%, composed of the Basic Fee Rate and a positive Performance Adjustment of 0.0885%. Thus, the Performance Adjustment would have resulted in a higher aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Institutional Class of the fund and the S&P MidCap 400 for the past three years ended November 30, 2007.

Comparison of Management Fees. The following tables compare the fund's management fee as calculated under the terms of the Present Contract for the 12-month period ended November 30, 2007 to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the 12-month period ended November 30, 2007, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the 12-month period ended November 30, 2007.

HYPOTHETICAL EXAMPLES
FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	10,805,073	0.5578	10,805,073	0.5578	0	0
Performance Adjustment	0	0.0000	1,871,203	0.0966	1,871,203	0.0966
Total Management Fee	10,805,073	0.5578	12,676,276	0.6545	1,871,203	0.0966

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the 12-month period ended November 30, 2007 under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the 12-month period ended November 30, 2007.

The following tables also describe the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the 12-month period ended November 30, 2007.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
NOVEMBER 30, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.56%	0.65%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.41%	0.41%
Total Class Operating Expenses*	1.22%	1.31%
Class T	Present Contract	Amended Contract
Management Fee	0.56%	0.65%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.31%	0.31%
Total Class Operating Expenses*	1.37%	1.46%
Class B	Present Contract	Amended Contract
Management Fee	0.56%	0.65%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.45%	0.45%
Total Class Operating Expenses*	2.01%	2.10%
Class C	Present Contract	Amended Contract
Management Fee	0.56%	0.65%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.40%	0.40%
Total Class Operating Expenses*	1.96%	2.05%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.56%	0.65%
12b-1 Fee	None	None
Other Expenses	0.40%	0.40%
Total Class Operating Expenses*	0.96%	1.05%

* Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

12-MONTH PERIOD ENDED NOVEMBER 30, 2007

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$ 692	$ 940	$ 1,207	$ 1,967
Amended Contract	$ 701	$ 966	$ 1,252	$ 2,063
Class T:
Present Contract	$ 485	$ 769	$ 1,074	$ 1,939
Amended Contract	$ 93	$ 796	$ 1,120	$ 2,035
Class B:
Present Contract	$ 704	$ 930	$ 1,283	$ 2,039A
Amended Contract	$ 713	$ 958	$ 1,329	$ 2,135A
Class C:
Present Contract	$ 299	$ 615	$ 1,057	$ 2,285
Amended Contract	$ 308	$ 643	$ 1,103	$ 2,379
Institutional Class:
Present Contract	$ 98	$ 306	$ 531	$ 1,178
Amended Contract	$ 107	$ 334	$ 579	$ 1,283

A Reflects conversion to Class A shares after a maximum of seven years.

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor Mid Cap II Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility if it were in the interests of the fund and its shareholders to do so. To date, FMR has not requested SEC relief to change a fund's performance adjustment index without shareholder approval.

Board Approval of Investment Advisory Contracts and Management Fees.
Advisor Mid Cap II Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment component to the management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the S&P MidCap 400 (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of advisory, administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling returns of the fund compared to the rolling returns of the Index over the performance period commencing August 31, 2004 through October 31, 2006. The Board noted that over the rolling 26-month period ended October 31, 2006, the fund generally outperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-year period ended December 31, 2005, and had stated that the relative investment performance of Institutional Class of the fund was higher than the Index for the one year period.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that a performance adjustment based on the performance of Institutional Class of the fund, which has lower expenses than the other classes of the fund, may result in a higher performance adjustment, and therefore a higher management fee, than a performance adjustment based on a class with higher expenses. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been increased by a positive performance adjustment of 8.7 basis points. As a result, the fund's hypothetical management fee would have been 8.7 basis points ($1.0 million) higher if the Amended Contract had been in effect during that period. The Board noted that the fund outperformed the Index over that period.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

4. TO APPROVE AN AMENDED MANAGEMENT CONTRACT THAT INCLUDES ADDING A PERFORMANCE ADJUSTMENT COMPONENT TO THE MANAGEMENT FEE FOR FIDELITY ADVISOR VALUE FUND AND GIVING THE TRUSTEES THE AUTHORITY TO CHANGE THE FUND'S PERFORMANCE ADJUSTMENT INDEX GOING FORWARD, WITHOUT A SHAREHOLDER VOTE, SUBJECT TO APPLICABLE LAW.

The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees) has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 3. The Amended Contract adds a performance adjustment component (the Performance Adjustment) to the management fee that FMR receives from the fund for managing its investments and business affairs under the fund's existing management contract with FMR (the Present Contract). (For information on FMR, see the section entitled "Activities and Management of FMR" on page <Click Here>.)

In addition to these modifications discussed in more detail below, other non-material changes to the Amended Contract are proposed (Exhibit 3). The changes are intended to clarify certain language in the Present Contract. If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate of 0.30%. The total management fee for the fund's fiscal year ended October 31, 2007 was 0.5582%.

Proposed Amendments to the Present Management Contract. The Amended Contract would add a Performance Adjustment to the fund's management fee that would reward FMR by increasing management fees when the fund outperforms its benchmark index, and would penalize FMR by decreasing management fees when the fund underperforms its benchmark index. In addition, if shareholders vote in favor of this proposal the Trustees will have the authority to change the performance adjustment index going forward, without a shareholder vote, subject to SEC limitations. For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page <Click Here>. A copy of the proposed Amended Contract, marked to indicate the proposed amendments, is attached as Exhibit 3 on page [<Click Here>]. Except for the modifications discussed in this proposal and for nonmaterial changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially identical to the Present Contract.

Addition of a Performance Adjustment. Performance adjustments are intended to reward a fund's investment adviser for good investment performance and penalize a fund's investment adviser for bad investment performance relative to an appropriate benchmark. Performance adjustments also serve to more closely align the interests of shareholders with those of the investment adviser. The SEC rules for calculating performance adjustments generally ensure that positive or negative adjustments result from the adviser's management skill and not from random or irrelevant factors. To this end, the SEC rules require that an appropriate benchmark index be used for purposes of calculating a performance adjustment.

If the proposal is approved, FMR intends to use the Russell Midcap® Value Index, the fund's current benchmark index, for calculating the Performance Adjustment. The Russell Midcap Value Index is a market capitalization-weighted index of those stocks of the smallest 800 companies in the Russell 1000® Index that exhibit value-oriented characteristics. The Russell 1000 Index comprises the 1,000 largest U.S. domiciled companies. FMR believes that the Russell Midcap Value Index is an appropriate benchmark for the fund because it is representative of the fund's investment universe and is the performance adjustment benchmark currently used by similar funds managed by FMR.

The Performance Adjustment, which is calculated monthly, is based on the fund's performance relative to the benchmark index and assets for the most recent 36 months. If the fund were to outperform the Russell Midcap Value Index over 36 months, FMR would receive a positive Performance Adjustment, which would increase the management fee paid to FMR. If the fund were to underperform the Russell Midcap Value Index, the management fee paid to FMR would be reduced by a negative Performance Adjustment. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the Russell Midcap Value Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20% of the average net assets over the 36-month performance period. The performance of the fund is measured by the performance of Institutional Class for this purpose.

Although the Performance Adjustment is subject to a maximum rate of ±0.20%, it is calculated as a dollar amount. Because the Performance Adjustment will be based on the fund's 36-month average net assets, the Performance Adjustment as a dollar amount can be more than 0.20% or less than -0.20% when measured against current assets. For example, if the fund outperformed its index by 8 percentage points, the performance adjustment rate would be a positive 0.16% (0.02% multiplied by 8). If the fund's current net assets were the same as its 36-month average net assets, the Performance Adjustment also would be 0.16%. However, if the fund's current assets were double the 36-month average assets, the Performance Adjustment would be 0.08% based on current assets, because the dollar amount of the fee increase is spread over a larger asset base. Similarly, if the fund's current assets were half the 36-month average, the performance adjustment would be 0.32% based on current assets, because the dollar amount of the fee increase is spread over a smaller asset base.

Impact of Adding a Performance Adjustment. If the proposal is approved, to prevent unfairness to the fund, the Performance Adjustment will be implemented prospectively. For the first eleven months following shareholder approval there will be no Performance Adjustment and the fund's management fee will equal the Basic Fee Rate. The Basic Fee Rate is the sum of the Group Fee Rate, which declines as FMR's fund assets under management increase, and a fixed Individual Fund Fee Rate of 0.30%. Starting with the twelfth month after shareholder approval, the Performance Adjustment will take effect and the management fee will be adjusted upward or downward, depending on the fund's performance relative to its benchmark, the Russell Midcap Value Index, over the preceding twelve months. Following the twelfth month, each month, a new month will be added to the performance period until the performance period equals 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

Under the Amended Contract, the Performance Adjustment is determined by comparing the performance of Institutional Class of the fund for the performance period to the performance of the index. The fund currently has five classes of shares: Class A, Class T, Class B, Class C, and Institutional Class. The differences between the performance of the fund's classes is, in large part, reflective of the differences between the expenses of these classes. FMR believes that a Performance Adjustment based on Institutional Class of the fund rather than the other classes of the fund is a fairer means to calculate performance because Institutional Class' expenses do not include fund-paid 12b-1 fees, which are unrelated to FMR's investment skill (fund-paid 12b-1 fees are distribution expenses incurred under a Distribution and Service Plan, approved on behalf of Class A, Class T, Class B, and Class C of the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940).

The impact of the proposed addition of a Performance Adjustment to the fund's management fee will depend on the fund's future performance relative to the Russell Midcap Value Index. However, the past performance of the Russell Midcap Value Index and the fund can be used to show what the impact would have been on management fees for the fiscal year ended October 31, 2007 if the fund had operated under a Performance Adjustment using the Russell Midcap Value Index as a benchmark.

During the fiscal year ended October 31, 2007, the fund's Basic Fee Rate was 0.5582%, which was composed of a Group Fee Rate and an Individual Fund Fee Rate of 0.30%. For the fiscal year ended October 31, 2007, if the fund's management fee had included a Performance Adjustment (using the Russell Midcap Value Index as its benchmark), the fund's management fee would have been 0.4971%, composed of the Basic Fee Rate and a negative Performance Adjustment of (0.0610%). Thus, the Performance Adjustment would have resulted in a lower aggregate management fee under the Amended Contract, than the amount payable under the Present Contract.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) for Institutional Class of the fund and the Russell Midcap Value Index for the past three years ended October 31, 2007.

Comparison of Management Fees. The following tables compare the fund's management fee as calculated under the terms of the Present Contract for the fiscal year ended October 31, 2007 or the 12-month period ended November 30, 2007, as applicable, to the management fee the fund would have incurred if the Amended Contract (including the Performance Adjustment) had been in effect during the same period. For this purpose, the Performance Adjustment amounts presented for the Amended Contract for the fiscal year ended October 31, 2007 or the 12-month period ended November 30, 2007, as applicable, have been calculated using the rolling 36-month historical performance of the fund. Management fees are expressed in dollars and as percentages of the fund's average net assets for the fiscal year ended October 31, 2007 or the 12-month period ended November 30, 2007, as applicable.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	957,084	0.5582	957,084	0.5582	0	0
Performance Adjustment	0	0.0000	(104,643)	(0.0610)	(104,643)	(0.0610)
Total Management Fee	957,084	0.5582	852,441	0.4971	(104,643)	(0.0610)

FOR THE 12-MONTH PERIOD ENDED NOVEMBER 30, 2007

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	977,639	0.5575	977,639	0.5575	0
Performance Adjustment	0	0.0000	(98,060)	(0.0559)	(98,060)	(0.0559)
Total Management Fee	977,639	0.5575	879,579	0.5016	(98,060)	(0.0559)

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 2007 or the 12-month period ended November 30, 2007, as applicable, under the Present Contract and if the proposed addition of the Performance Adjustment had been in effect during the same periods. As with the tables above, the Performance Adjustment amounts incorporated in the management fee expenses listed for the Amended Contract have been calculated using the rolling 36-month historical performance of the index during the fiscal year ended October 31, 2007 or the 12-month period ended November 30, 2007, as applicable.

The following tables also describe the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund do not reflect the effect of any reduction of certain expenses during the fiscal year ended October 31, 2007 or the 12-month period ended November 30, 2007, as applicable.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
OCTOBER 31, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.56%	0.50%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.44%	0.44%
Total Class Operating Expenses*	1.25%	1.19%
Class T	Present Contract	Amended Contract
Management Fee	0.56%	0.50%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.43%	0.43%
Total Class Operating Expenses*	1.49%	1.43%
Class B	Present Contract	Amended Contract
Management Fee	0.56%	0.50%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.47%	0.47%
Total Class Operating Expenses*	2.03%	1.97%
Class C	Present Contract	Amended Contract
Management Fee	0.56%	0.50%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.46%	0.46%
Total Class Operating Expenses*	2.02%	1.96%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.56%	0.50%
12b-1 Fee	None	None
Other Expenses	0.39%	0.39%
Total Class Operating Expenses*	0.95%	0.89%

* Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

COMPARATIVE EXPENSE TABLE FOR THE 12-MONTH PERIOD ENDED
NOVEMBER 30, 2007

Annual Fund Operating Expenses (as a percentage of average net assets)

Class A	Present Contract	Amended Contract
Management Fee	0.56%	0.50%
12b-1 Fee	0.25%	0.25%
Other Expenses	0.44%	0.44%
Total Class Operating Expenses*	1.25%	1.19%
Class T	Present Contract	Amended Contract
Management Fee	0.56%	0.50%
12b-1 Fee	0.50%	0.50%
Other Expenses	0.43%	0.43%
Total Class Operating Expenses*	1.49%	1.43%
Class B	Present Contract	Amended Contract
Management Fee	0.56%	0.50%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.47%	0.47%
Total Class Operating Expenses*	2.03%	1.97%
Class C	Present Contract	Amended Contract
Management Fee	0.56%	0.50%
12b-1 Fee	1.00%	1.00%
Other Expenses	0.46%	0.46%
Total Class Operating Expenses*	2.02%	1.96%
Institutional Class	Present Contract	Amended Contract
Management Fee	0.56%	0.50%
12b-1 Fee	None	None
Other Expenses	0.39%	0.39%
Total Class Operating Expenses*	0.95%	0.89%

* Effective February 1, 2005, FMR has voluntarily agreed to reimburse each class of the fund to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates: Class A, 1.25%; Class T, 1.50%; Class B, 2.00%; Class C, 2.00%; and Institutional Class, 1.00%.

Example: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

FISCAL YEAR ENDED OCTOBER 31, 2007

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$ 695	$ 949	$ 1,222	$ 1,999
Amended Contract	$ 689	$ 931	$ 1,192	$ 1,935
Class T:
Present Contract	$ 496	$ 805	$ 1,135	$ 2,067
Amended Contract	$ 490	$ 787	$ 1,104	$ 2,003
Class B:
Present Contract	$ 706	$ 937	$ 1,293	$ 2,064A
Amended Contract	$ 700	$ 918	$ 1,262	$ 1,999A
Class C:
Present Contract	$ 305	$ 634	$ 1,088	$ 2,348
Amended Contract	$ 299	$ 615	$ 1,057	$ 2,285
Institutional Class:
Present Contract	$ 97	$ 303	$ 525	$ 1,166
Amended Contract	$ 91	$ 284	$ 495	$ 1,096

A Reflects conversion to Class A shares after a maximum of seven years.

12-MONTH PERIOD ENDED NOVEMBER 30, 2007

	1 Year	3 Years	5 Years	10 Years
Class A:
Present Contract	$ 695	$ 949	$ 1,222	$ 1,999
Amended Contract	$ 689	$ 931	$ 1,192	$ 1,935
Class T:
Present Contract	$ 496	$ 805	$ 1,135	$ 2,067
Amended Contract	$ 490	$ 787	$ 1,104	$ 2,003
Class B:
Present Contract	$ 706	$ 937	$ 1,293	$ 2,064A
Amended Contract	$ 700	$ 918	$ 1,262	$ 1,999A
Class C:
Present Contract	$ 305	$ 634	$ 1,088	$ 2,348
Amended Contract	$ 299	$ 615	$ 1,057	$ 2,285
Institutional Class:
Present Contract	$ 97	$ 303	$ 525	$ 1,166
Amended Contract	$ 91	$ 284	$ 495	$ 1,096

A Reflects conversion to Class A shares after a maximum of seven years.

The purpose of these examples and the tables is to assist investors in understanding the various costs and expenses of investing in shares of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Changing the Performance Adjustment Index for Fidelity Advisor Mid Cap II Fund in the future without a shareholder vote. The Amended Contract allows the Board of Trustees, on behalf of the fund, to change the fund's performance adjustment index without a shareholder vote. This ability is subject to the provisions of the 1940 Act and the Investment Advisers Act of 1940, as modified or interpreted by the SEC (the Acts).

The Amended Contract will allow the Board to designate an alternative appropriate index for purposes of calculating the Performance Adjustment for the fund without a shareholder vote, provided the Acts permit them to do so. Currently, the Acts do not permit the Board to make such a change, and SEC approval would be required to do so. However, if future changes to the Acts or SEC positions allow this flexibility, the Board would be permitted to change the index without a shareholder vote. For example, if the index provider discontinued the performance adjustment index, the Amended Contract would give the Board the ability to change the fund's performance adjustment index without the delay and expense of having to first conduct a proxy solicitation. Any such change would be implemented prospectively. However, even if permitted under applicable law, the Board would only avail itself of this new flexibility if it were in the interests of the fund and its shareholders to do so. To date, FMR has not requested SEC relief to change a fund's performance adjustment index without shareholder approval.

Board Approval of Investment Advisory Contracts and Management Fees.
Advisor Value Fund

On December 14, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval. If approved by shareholders, the Amended Contract will add a performance adjustment component to the management fee that FMR receives from the fund under the fund's existing management contract. The performance adjustment will take effect in the twelfth month after commencement of the performance period and the index used to calculate the fund's performance adjustment will be the Russell Midcap Value Index (the Index). The Amended Contract also will allow the Board to change the fund's performance adjustment index in the future without a shareholder vote, if applicable law permits the Board to do so. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

In determining whether to approve the Amended Contract for the fund, the Board was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the nature, quality, cost and extent of advisory, administrative, distribution and shareholder services performed by the investment adviser, FMR, and the sub-advisers, and by affiliated companies.

Shareholder and Administrative Services. The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund shareholder services.

Investment Performance. In determining whether to add a performance adjustment component to the fund's management fee, the Board considered the rolling returns of the fund compared to the rolling returns of the Index over the performance period commencing December 31, 2003 through October 31, 2006. The Board noted that over the rolling 34-month period ended October 31, 2006, the fund generally underperformed the Index.

The Board recognized that past performance would have no impact on performance in the future. The Board recognized that, in connection with its annual renewal of the fund's current management contract and sub-advisory agreements at its July 2006 meeting, the Board had reviewed the fund's returns and the returns of the Index over the one-year period ended December 31, 2005, and had stated that the relative investment performance of Institutional Class of the fund was higher than the Index for the one year period.

The Board also noted that the Amended Contract would give the Board the ability to designate an alternative appropriate index for the fund without the delay and expense of having first to conduct a proxy solicitation, if applicable law would permit the Board to do so.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, with the proposed performance adjustment, the fund's management fee will be subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance (based on the performance of Institutional Class of the fund) for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board realizes that the performance adjustment will provide FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and help to more closely align the interests of FMR and the fund's shareholders. The Board considered that a performance adjustment based on the performance of Institutional Class of the fund, which has lower expenses than the other classes of the fund, may result in a higher performance adjustment, and therefore a higher management fee, than a performance adjustment based on a class with higher expenses. The Board also considered that, because the addition of the performance adjustment to the calculation of the fund's management fee will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Index.

Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (without the performance adjustment) for the 12-month period ended October 31, 2006, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the performance adjustment) had been in effect during that period.

The Board noted that if the Amended Contract had been in effect during the 12-month period ended October 31, 2006, the fund's basic fee would have been reduced by a negative performance adjustment of 5.0 basis points. As a result, the fund's hypothetical management fee would have been 5.0 basis points ($0.1 million) lower if the Amended Contract had been in effect during that period. The Board also noted that the fund generally underperformed the Index over that period.

Based on its review, the Board concluded that the fund's proposed management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Index - the Board will review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's management contract and sub-advisory agreements.

In its review of total expenses, the Board also noted that at previous meetings during the year it received and considered materials relating to its review of total expenses for each Fidelity fund. This information includes Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or sub-advised by FMR or its affiliates, pension plan clients, and other institutional clients.

Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability from the new arrangement to be a significant factor in its decision.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower fee rates as total fund assets under FMR's management increase, and for higher fee rates as total fund assets under FMR's management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

In connection with its future renewal of the fund's management contract and sub-advisory agreements, the Board will consider whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the Amended Contract is fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity Advisor Mid Cap II Fund and Fidelity Advisor Value Fund and advised by FMR is contained in the Table of Average Net Assets and Advisory Fees in Exhibit 4 beginning on page <Click Here>.

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; James C. Curvey; Peter S. Lynch, Vice Chairman; and John J. Remondi. Mr. Johnson 3d is also a Trustee of the trust. Mr. Curvey is also a Trustee of each trust and a Trustee or Member of the Advisory Board of other funds advised by FMR. Mr. Lynch is a member of the Advisory Board of the trust. The following people are currently officers of the trust and officers or employees of FMR or FMR LLC: Robert G. Byrnes, Assistant Treasurer of the Fidelity funds; Scott C. Goebel, Assistant Secretary of the Fidelity funds; R. Stephen Ganis, Anti-Money Laundering (AML) Officer of the Fidelity funds; Joseph B. Hollis, Chief Financial Officer of the Fidelity funds and President of Fidelity Pricing and Cash Management Services (FPCMS); Peter L. Lydecker, Assistant Treasurer of the Fidelity funds; Bryan A. Mehrmann, Deputy Treasurer of the Fidelity funds; Kimberley H. Monasterio, President and Treasurer of the Fidelity funds; Paul A. Murphy, Assistant Treasurer of the Fidelity funds; Kenneth A. Rathgeber, Chief Compliance Officer of the Fidelity funds and Executive Vice President of Risk Oversight for Fidelity Investments; Kenneth B. Robins, Deputy Treasurer of the Fidelity funds; Eric D. Roiter, Secretary of the Fidelity funds and Vice President, General Counsel, and Secretary of FMR; Gary W. Ryan, Assistant Treasurer of the Fidelity funds; Walter C. Donovan, Vice President of Equity Funds and Executive Vice President of FMR and Bruce T. Herring, Vice President of certain Equity Funds and Senior Vice President of FMR. [With the exception of [Officer Name],][A/a]ll of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.

All of the stock of FMR is owned by its parent company, FMR LLC, 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR LLC, and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR LLC.

[Insert proxy transaction disclosure prior to print.]

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to Fidelity Advisor Mid Cap II Fund and Fidelity Advisor Value Fund for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 4 beginning on page <Click Here>.

The Directors of FMRC are Edward C. Johnson 3d, Chairman of the Board, James C. Curvey, Peter S. Lynch, Vice Chairman, and John J. Remondi. Mr. Johnson 3d is also a Trustee of the trust and of other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR LLC; Chairman of the Board and a Director of FMR, FRAC and Fidelity Investments Money Management, Inc. (FIMM). Mr. Curvey is also a Director of FMR, Vice Chairman and Director of FMR LLC, a Trustee of each trust and a Trustee or Member of the Advisory Board of other funds advised by FMR. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of the trust and of other funds advised by FMR. Mr. Remondi is also a Director of FMR and FMR LLC. Each of the Directors is a stockholder of FMR LLC. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FRAC

FRAC (formerly known as Fidelity Management & Research (Far East) Inc.) is a wholly-owned subsidiary of FMR formed in 1986 to provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. FRAC also provides investment research and advice on domestic issuers.

Funds with investment objectives similar to Fidelity Advisor Mid Cap II Fund and Fidelity Advisor Value Fund for which FMR has entered into a sub-advisory agreement with FRAC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 4 beginning on page <Click Here>.

The Directors of FRAC are Edward C. Johnson 3d, Chairman of the Board, and Eric Wetlaufer, President. Mr. Johnson 3d is also a Trustee of the trust and other funds advised by FMR; Chairman of the Board, Chief Executive Officer, and a Director of FMR LLC; a Director and Chairman of the Board of FMR, FIMM and FMRC. Mr. Wetlaufer is also President and a Director of FMR U.K., and Senior Vice President of FMR and FMRC. Each of the Directors is a stockholder of FMR LLC. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FIJ, FIIA, AND FIIA(U.K.)L

FMR U.K. is a wholly-owned subsidiary of FMR formed in 1986. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968. FIIA, established in 1983, is another wholly-owned subsidiary of FIL. FIIA(U.K.)L, established in 1984, is a wholly-owned subsidiary of Fidelity Investments Management Limited, an indirect wholly owned subsidiary of FIL. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL.

FMR U.K., FIJ, FIIA, and FIIA(U.K.)L provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. They may also provide investment advisory services. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FIJ focuses primarily on companies based in Japan and the Far East. FIIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses primarily on companies based in the U.K. and Europe. Funds with investment objectives similar to Fidelity Advisor Mid Cap II Fund and Fidelity Advisor Value Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FIJ, FIIA,and/or FIIA(U.K.)L and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 4 beginning on page <Click Here>.

The Directors of FMR U.K. are Eric Wetlaufer, Chairman of the Board, Chief Executive Officer, and President, Lawrence J. Brindisi, Executive Director and Executive Vice President, and Matthew C. Torrey. Mr. Wetlaufer is also President and a Director of FRAC and Senior Vice President of FMR and FMRC. Each of the Directors is a stockholder of FMR LLC. The principal business address of the Directors is 245 Summer Street, Boston, Massachusetts 02210.

The Directors of FIJ are Thomas Balk, Representative Executive Officer, Chris Coombe, John Ford, Executive Officer, David Holland, and Jonathan O'Brien. The principal business address of each of the Directors is Shiroyama Trust Tower, 4-3-1 Toranomon Minato-ku, Tokyo, Japan, 105-6019.

The Directors of FIIA are Michael Gordon, President, Brett Goodin, Kathryn Matthews, Frank Mutch, Allan Pelvang, Vice President, David J. Saul, Robert Stewart, and Andrew Wells. Mr. Gordon is also President, Chief Executive Officer, and a Director of FIIA(U.K.)L. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke HM 19, Bermuda.

The Directors of FIIA(U.K.)L are Michael Gordon, President and Chief Executive Officer, Martin Harris, Nicky Richards, Ann Stock, and Richard Wane. Mr. Gordon is also President and a Director of FIIA. Ms. Stock is also Chief Compliance Officer of FIIA. The principal business address of each of the Directors is 25 Cannon Street, London, England EC4M5TA.

[Insert Trustee and Nominee FMR U.K., FIIA, FIIA(U.K.)L, or FIJ stock transaction information. Request information from a Proxy Coordinator.]

PRESENT MANAGEMENT CONTRACTS

For Fidelity Advisor Mid Cap II Fund and Fidelity Advisor Value Fund, each fund's management contract was approved by the Board of Trustees, pursuant to authority granted under SEC staff interpretations of the 1940 Act, on August 1, 2007. Such approval included modification of several aspects of each fund's management fee that FMR receives from each fund for managing each fund's investments and business affairs. For Fidelity Advisor Mid Cap II Fund and Fidelity Advisor Value Fund, each fund's initial management contract was approved by FMR as sole shareholder on July 17, 2004 and November 20, 2003, respectively. Such approval was for the purpose of commencing the operation of each fund.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of each fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Services provided by affiliates of FMR will continue under the proposed management contracts described in Proposals 3 and 4.

Management-Related Expenses In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, each fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by each fund include interest, taxes, brokerage commissions, the funds' proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-		6.4900	50.3823
6	-		9.4600	100.3512
9	-		12.4300	150.3371
12	-		15.4000	200.3284
15	-		18.3850	250.3219
18	-		21.3700	300.3163
21	-		24.3600	350.3113
24	-		30.3500	400.3067
30	-		36.3450	450.3024
36	-		42.3400	500.2982
42	-		48.3350	550.2942
48	-		66.3250	600.2904
66	-		84.3200	650.2870
84	-		102.3150	700.2838
102	-		138.3100	750.2809
138	-		174.3050	800.2782
174	-		210.3000	850.2756
210	-		246.2950	900.2732
246	-		282.2900	950.2710
282	-		318.2850	1,000.2689
318	-		354.2800	1,050.2669
354	-		390.2750	1,100.2649
390	-		426.2700	1,150.2631
426	-		462.2650	1,200.2614
462	-		498.2600	1,250.2597
498	-		534.2550	1,300.2581
534	-		587.2500	1,350.2566
587	-		646.2463	1,400.2551
646	-		711.2426	1,450.2536
711	-		782.2389	1,500.2523
782	-		860.2352	1,550.2510
860	-		946.2315	1,600.2497
946	-		1,041.2278	1,650.2484
1,041	-		1,145.2241	1,700.2472
1,145	-		1,260.2204	1,750.2460
1,260	-		1,386.2167	1,800.2449
1,386	-		1,525.2130	1,850.2438
1,525	-		1,677.2093	1,900.2427
1,677	-		1,845.2056	1,950.2417
Over			1,845.2019	2,000.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,374 billion of group net assets - the approximate level for October 2007 - was 0.2558%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,374 billion, and the effective annual fee rate at $[__] billion of group net assets - the approximate level for December 2007 - was [0.000]%, which is the weighted average of the respective fee rates for each level of group net assets up to $[__] billion.

The individual fund fee rate for Fidelity Advisor Mid Cap II Fund and Fidelity Advisor Value Fund is 0.30%. Based on the average group net assets of the funds advised by FMR for December 2007, Fidelity Advisor Mid Cap II Fund's annual management fee rate was calculated to be [0.000]%, and for October 2007, Fidelity Advisor Value Fund's annual management fee rate was calculated to be 0.5558%.

One-twelfth of the basic fee rate is applied to each fund's average net assets for the month, giving a dollar amount which is the fee for that month.

For the fiscal year ended October 31, 2007 (for Fidelity Advisor Value Fund) and December 31, 2007 (for Fidelity Advisor Mid Cap II Fund) paid FMR management fees of:

Fund	Management Fees Paid to FMR
Fidelity Advisor Mid Cap II Fund	$
Fidelity Advisor Value Fund	$ 957,084

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), which is subject to revision or discontinuance. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase a class's returns and yield, and repayment of the reimbursement by a class will lower its returns and yield.

Distribution Agreement. Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 82 Devonshire Street, Boston, Massachusetts 02109. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues paid to, and retained by, FDC for the fiscal year ended October 31, 2007 (for Fidelity Advisor Value Fund) and December 31, 2007 (for Fidelity Advisor Mid Cap II Fund), amounted to the following:

	Sales Charge Revenue		Contingent Deferred Sales Charge Revenue
Fund	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Fidelity Advisor Mid Cap II Fund: Class A	$	$	$	$
Fidelity Advisor Mid Cap II Fund: Class T	$	$	$	$
Fidelity Advisor Mid Cap II Fund: Class B	--	--	$	$
Fidelity Advisor Mid Cap II Fund: Class C	--	--	$	$
Fidelity Advisor Value Fund: Class A	$ 131,715	$ 57,503	$ 677	$ 677
Fidelity Advisor Value Fund: Class T	$ 48,701	$ 12,750	$ 19	$ 19
Fidelity Advisor Value Fund: Class B	--	--	$ 15,805	$ 15,805
Fidelity Advisor Value Fund: Class C	--	--	$ 7,153	$ 7,153

The table below shows the distribution and service fees paid for each class of each fund for the fiscal year ended October 31, 2007 (for Fidelity Advisor Value Fund) and December 31, 2007 (for Fidelity Advisor Mid Cap II Fund).

Fund	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Advisor Mid Cap II: Class A	--	--	--	$	$	$
Advisor Mid Cap II: Class T	$	$	$ *	$	$	$
Advisor Mid Cap II: Class B		$--	$ **	$	$	$
Advisor Mid Cap II: Class C	$	$	$ *	$	$	$
Advisor Value: Class A	--	--	--	$ 161,894	$ 141,970	$ 19,924*
Advisor Value: Class T	$ 131,274	$ 130,481	$ 793*	$ 131,274	$ 130,481	$ 793*
Advisor Value: Class B	$ 117,879	--	$ 117,879**	$ 39,294	$ 39,213	$ 81*
Advisor Value: Class C	$ 183,151	$ 123,701	$ 59,450*	$ 61,050	$ 41,233	$ 8,797*

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

** These amounts are retained by FDC for use in its capacity as distributor.

[Currently, FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 (service) fees paid by Class A, Class T, and Class B for providing shareholder support services for [fund name].

[Currently, FDC may reallow to intermediaries (such as banks, broker-dealers and other service-providers), including its affiliates, up to the full amount of 12b-1 (distribution) fees paid by Class T for providing services intended to result in the sale of Class T.]

[Currently, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries (such as banks, broker-dealers, and other service-providers), including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class C shares made for an intermediary-sponsored managed account program, employee benefit plan, 403(b) program or plan covering a sole-proprietor (formerly Keogh/H.R. 10 plan) or through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.]

Transfer and Service Agent Agreements. Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, which is located at 82 Devonshire Street, Boston, Massachusetts 02109. Under the terms of the agreements, FIIOC (or an agent, including an affiliate) performs transfer agency services for each class of each fund.

Each fund has also entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Each fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each class of each fund, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

Transfer agent fees paid to FIIOC by each fund for the fiscal year ended October 31, 2007 (for Fidelity Advisor Value Fund) and December 31, 2007 (for Fidelity Advisor Mid Cap II Fund) amounted to the following:

Transfer Agent Fees Paid to FIIOC
Fidelity Advisor Mid Cap II Fund	$
Fidelity Advisor Value Fund	$ 497,879

Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by each fund to FSC for the fiscal year ended October 31, 2007 (for Fidelity Advisor Value Fund) and December 31, 2007 (for Fidelity Advisor Mid Cap II Fund) amounted to the following:

Pricing and Bookkeeping Fees Paid to FSC
Fidelity Advisor Mid Cap II Fund	$
Fidelity Advisor Value Fund	$ 67,154

For administering each fund's securities lending program, FSC is paid based on the number and duration of individual securities loans. Payments made by each fund to FSC for securities lending for the fiscal year ended October 31, 2007 (for Fidelity Advisor Value Fund) and December 31, 2007 (for Fidelity Advisor Mid Cap II Fund) amounted to the following:

Securities Lending Fees Paid to FSC
Fidelity Advisor Mid Cap II Fund	$
Fidelity Advisor Value Fund	$ 1,812

SUB-ADVISORY AGREEMENTS

On April 19, 2007, in connection with reorganizing Fidelity Advisor Mid Cap II Fund and Fidelity Advisor Value Fund from one trust to another, the Board of Trustees reapproved the sub-advisory agreements in effect for each fund.

FMRC. On behalf of Fidelity Advisor Mid Cap II Fund and Fidelity Advisor Value Fund, FMR has entered into sub-advisory agreements dated June 29, 2007 with FMRC. Pursuant to the sub-advisory agreements, FMRC has day-to-day responsibility for choosing investments for each fund. Under the terms of the sub-advisory agreements for each fund, FMR, and not the funds, pays FMRC's fees.

FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into a master international research agreement dated July 1, 2003 with FIIA. On behalf of each fund, FIIA, in turn, has entered into sub-research agreements dated July 1, 2003 with FIIA(U.K.)L and FIJ. Pursuant to the research agreements, FMR may receive investment advice and research services concerning issuers and countries outside the United States. Under the terms of the master international research agreement, FMR, and not the funds, pays FIIA. Under the terms of the sub-research agreements, FIIA, and not the funds, pays FIIA(U.K.)L and FIJ.

FRAC. On behalf of each fund, FMR, FMRC, and FRAC have entered into a research agreement dated June 29, 2007. Pursuant to the research agreement, FRAC provides investment advice and research services on domestic issuers. Under the terms of the research agreement, FMR and FMRC, and not the funds, agree, in the aggregate, to pay FRAC.

FMR U.K., FRAC, and FIJ. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. and FRAC dated June 29, 2007. On behalf of each fund, FRAC has entered into a sub-advisory agreement with FIJ dated June 29, 2007. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to each fund (discretionary services). FMR and FRAC, and not the funds, pay the sub-advisers.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of Fidelity Advisor Mid Cap II Fund and Fidelity Advisor Value Fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser, that sub-adviser is authorized to provide the services described in the sub-advisory agreement.

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

[For the fiscal year ended December 31, 2007, Fidelity Advisor Mid Cap II Fund paid no brokerage commissions.]

[The following table shows the total amount of brokerage commissions paid by [each fund/Fidelity Advisor Value Fund], comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year ended October 31, 2007 (for Fidelity Advisor Value Fund)[ and December 31, 2007 (for Fidelity Advisor Mid Cap II Fund)]. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.]

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity Advisor Mid Cap II Fund	December 31
2007		[$ ]	[ %]
Fidelity Advisor Value Fund	October 31
2007		$ 115,171	0.07%

The first table below shows the total amount of brokerage commissions paid by each fund to NFS for the past fiscal year. The second table shows the approximate amount of aggregate brokerage commissions paid by a fund to NFS as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through NFS, in each case for the fiscal year ended October 31, 2007 (for Fidelity Advisor Value Fund) and December 31, 2007 (for Fidelity Advisor Mid Cap II Fund). NFS is paid on a commission basis.

Fund	Fiscal Year Ended	Total Amount Paid to NFS
Fidelity Advisor Mid Cap II Fund	December 31
2007		[$ ]
Fidelity Advisor Value Fund	October 31
2007		$ 1,000
Fund	Fiscal Year Ended 2007	% of Aggregate Commissions Paid to NFS	% of Aggregate Dollar Amount of Transactions Effected through NFS
Fidelity Advisor Mid Cap II Fund	December 31%		%
Fidelity Advisor Value Fund	October 31	0.87%	4.43%

[(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS is a result of the low commission rates charged by NFS.]

[(dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS reflects the relatively low price of certain securities.]

[(dagger) [The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS reflects the relatively low price of certain securities. /The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFS reflects the relatively low rate of commissions paid on futures transactions.]]

[During the fiscal year ended December 31, 2007, Fidelity Advisor Mid Cap II Fund paid no brokerage commissions to firms for providing research services.]

The following table shows the dollar amount of brokerage commissions paid to firms for providing research services and the approximate dollar amount of the transactions involved for the fiscal year ended October 31, 2007 (for Fidelity Advisor Value Fund) [and December 31, 2007 (for Fidelity Advisor Mid Cap II Fund)].

Fund	Fiscal Year Ended 2007	$ Amount of Commissions Paid to Firms for Providing Research Services	$ Amount of Brokerage Transactions Involved
Fidelity Advisor Mid Cap II Fund	December 31	[$ ]	[$ ]
Fidelity Advisor Value Fund	October 31	$ 110,148	$ 151,915,391

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS **

Alan Lacy, Peter S. Lynch, Art Johnson, Joseph Mauriello, Michael E. Wiley, and David M. Thomas are currently Members of the Advisory Board of the trusts. The executive officers of the funds include: Walter C. Donovan, Bruce T. Herring, Brian Hogan, Robert A. Lawrence, Eric M. Wetlaufer, Eric D. Roiter, Scott C. Goebel, R. Stephen Ganis, Joseph B. Hollis, Kenneth A. Rathgeber, Bryan A. Mehrmann, Kimberley H. Monasterio, Peter L. Lydecker, Paul M. Murphy, Kenneth B. Robins, Robert G. Byrnes, and Gary W. Ryan. Additional information about Alan Lacy, Joseph Mauriello, Michael E. Wiley, and David M. Thomas can be found in Proposal 2. Additional information about Messrs. Art Johnson and Lynch, and other executive officers of the funds, can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Alan Lacy, Art Johnson, Joseph Mauriello, Michael E. Wiley, and David M. Thomas may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services). Mr. Arthur E. Johnson is not related to Mr. Edward C. Johnson 3d.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Kimberley H. Monasterio (44)

Year of Election or Appointment: 2007

President and Treasurer. Ms. Monasterio is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Walter C. Donovan (45)

Year of Election or Appointment: 2007

Vice President of Fidelity's Equity Funds. Mr. Donovan also serves as Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present). Previously, Mr. Donovan served as Vice President of Fidelity's High Income Funds (2005-2007), Fixed-Income Funds (2005-2006), certain Asset Allocation Funds (2005-2006), certain Balanced Funds (2005-2006), and as Vice President and Director of Fidelity's International Equity Trading group (1998-2005).

Bruce T. Herring (42)

Year of Election or Appointment: 2007

Vice President of Fidelity's Small Cap, Mid Cap, Growth and Value Equity Funds. Mr. Herring is Senior Vice President of FMR (2006-present) and Vice President of FMR Co., Inc. (2001-present). Previously, Mr. Herring served as a portfolio manager for Fidelity U.S. Equity Funds (2001-2005).

Brian B. Hogan (43)

Year of Election or Appointment: 2007

Vice President of Fidelity's Sector Funds. Mr. Hogan is Senior Vice President of Equity Research (2006-present). Mr. Hogan also serves as Vice President of FMR and FMR Co., Inc. Previously, Mr. Hogan served as a portfolio manager.

Robert A. Lawrence (55)

Year of Election or Appointment: 2006

Vice President of Fidelity's High Income Funds. Mr. Lawrence is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present). Previously, Mr. Lawrence served as President of Fidelity Strategic Investments (2002-2005).

Eric M. Wetlaufer (45)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer is Senior Vice President of FMR (2006-present) and FMR Co., Inc. (2006-present), and President and Director of Fidelity Management & Research (U.K.) Inc. (2006-present) and Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005). Previously, Mr. Wetlaufer served as a Chief Investment Officer of Putnam Investments (1997-2003).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary. He also serves as Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; and Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (1998-2005).

Scott C. Goebel (40)
Year of Election or Appointment: 2007 Assistant Secretary. Mr. Goebel is an employee of FMR.
R. Stephen Ganis (41)

Year of Election or Appointment: 2007

Anti-Money Laundering (AML) officer. Mr. Ganis also serves as AML officer of FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer. Mr. Rathgeber also serves as Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer. Mr. Mehrmann is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer. Mr. Robins is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (41)

Year of Election or Appointment: 2005

Assistant Treasurer. Mr. Byrnes is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (54)
Year of Election or Appointment: 2004 Assistant Treasurer. Mr. Lydecker is an employee of FMR.
Paul M. Murphy (60)
Year of Election or Appointment: 2007 Assistant Treasurer. Mr. Murphy is an employee of FMR.
Gary W. Ryan (49)
Year of Election or Appointment: 2005 Assistant Treasurer. Mr. Ryan is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

** FMR Corp. merged with and into FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual meetings and therefore do not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the Fidelity funds and their shareholders. The committees facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 12 standing committees. The members of each committee are Independent Trustees. In connection with implementing a two-Board structure, it is expected that the equity and high income Board will have a similar committee structure, except that the Board will not have the following two committees: Fixed-Income Contract and Fund Oversight: Fixed-Income and Asset Allocation. See Appendix H for the number of meetings each standing committee held during each fund's last fiscal year.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically within the scope of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR.

The Fair Value Oversight Committee is composed of all of the Independent Trustees, with Mr. Lautenbach currently serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee also reviews actions taken by FMR's Fair Value Committee.

The Board of Trustees has established three Fund Oversight Committees: the Equity I Committee (composed of Ms. Small (Chair), and Mr. Dirks), the Equity II Committee (composed of Messrs. Stavropoulous (Chair), and Lautenbach), and the Fixed-Income and Asset Allocation Committee (composed of Messrs. Wolfe (Chair), Gamper, and Keyes, Dr. Heilmeier, and Ms. Knowles). Each committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair of the respective committee. Each committee develops an understanding of and reviews the investment objectives, policies, and practices of each fund under its oversight. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters, the personnel and other resources devoted to the management of each fund and all other matters bearing on each fund's investment results. The Fixed-Income and Asset Allocation Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues. The Equity I Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The members of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the Independent Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. Prior to November 2007, the three Fund Oversight Committees were the Equity Committee; the Fixed-Income, International, and Special Committee; and the Select and Asset Allocation Committee.

The Board of Trustees has established two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Stavropoulos (Chair), Dirks, and Lautenbach, and Ms. Small) and the Fixed-Income Contract Committee (composed of Messrs. Wolfe (Chair), Gamper, and Keyes, Dr. Heilmeier, and Ms. Knowles). Each committee will ordinarily meet as needed to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Independent Trustees in their consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, extent, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, the investment performance of the investment adviser, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the cost of the services to be provided and the profitability and other benefits that the investment advisers and their respective affiliates derive or will derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers the extent to which economies of scale would be realized as the funds grow and whether fee levels reflect those economies of scale for the benefit of fund investors; considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers information comparing the services to be rendered and the amount to be paid under the funds' contracts with those under other investment advisory contracts entered into with FMR and its affiliates and other investment advisers, such as contracts with other registered investment companies or other types of clients; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of Independent Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR.

The Shareholder, Distribution and Brokerage Committee is composed of Messrs. Dirks (Chair), Gamper, and Stavropoulos, and Ms. Small. The committee normally meets monthly (except August), or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees and fees, including direct fees to investors (other than sales loads), such as bookkeeping and custodial fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution, commissions paid to firms supplying research and brokerage services or paying fund expenses, and policies and procedures designed to assure that any allocation of portfolio transactions is not influenced by the sale of Fidelity fund shares. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions, and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees, and other means by which intermediaries are compensated for selling fund shares or providing shareholder servicing, including revenue sharing. The committee also considers issues bearing on the preparation and use of advertisements and sales literature for the Fidelity funds, policies and procedures regarding frequent purchase of Fidelity fund shares, and selective disclosure of portfolio holdings.

The Audit Committee is composed of Ms. Knowles (Chair), Dr. Heilmeier, and Messrs. Keyes and Wolfe. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the Securities and Exchange Commission (SEC). The committee will have at least one committee member in common with the Compliance Committee. The committee normally meets monthly (except August), or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR LLC, and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity, and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers' internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the Fidelity funds' financial statements and any material reports or inquiries received from regulators or governmental agencies. These matters may also be reviewed by the Compliance Committee or the Operations Committee. The Chair of the Audit Committee will coordinate with the Chair of the Compliance Committee, as appropriate. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR LLC (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures.

The Governance and Nominating Committee is composed of Messrs. Lautenbach (Chair), Stavropoulos, and Wolfe. The committee meets as called by the Chair. A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is available on Fidelity's website (www.fidelity.com) and is attached as Exhibit 1 to this proxy. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the Fidelity funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee recently retained a third-party search firm, which received a fee to compile a list of candidates based upon criteria established by the Independent Trustees. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the Fidelity funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The Board of Trustees established the Compliance Committee (composed of Ms. Small (Chair), Ms. Knowles, and Messrs. Stavropoulos and Wolfe) in May 2005. The committee normally meets quarterly, or more frequently as called by the Chair. The committee oversees the administration and operation of the compliance policies and procedures of the Fidelity funds and their service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee. The committee has responsibility for recommending to the Board the designation of a Chief Compliance Officer (CCO) of the Fidelity funds. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO, and if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports of significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the funds' compliance policies as required by Rule 38a-1, quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws, and reports on any other compliance or related matters that may have a significant impact on the funds. The committee will recommend to the Board, what actions, if any, should be taken with respect to such reports.

The Proxy Voting Committee is composed of Messrs. Gamper (Chair), Dirks, and Keyes. The committee will meet as needed to review the fund's proxy voting policies, consider changes to the policies, and review the manner in which the policies have been applied. The committee will receive reports on the manner in which proxy votes have been cast under the proxy voting policies and reports on consultations between the fund's investment advisers and portfolio companies concerning matters presented to shareholders for approval. The committee will address issues relating to the fund's annual voting report filed with the SEC. The committee will receive reports concerning the implementation of procedures and controls designed to ensure that the proxy voting policies are implemented in accordance with their terms. The committee will consider FMR's recommendations concerning certain non-routine proposals not covered by the proxy voting policies. The committee will receive reports with respect to steps taken by FMR to assure that proxy voting has been done without regard to any other FMR relationships, business or otherwise, with that portfolio company. The committee will make recommendations to the Board concerning the casting of proxy votes in circumstances where FMR has determined that, because of a conflict of interest, the proposal to be voted on should be reviewed by the Board.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as the independent registered public accounting firm for the funds, as indicated in Appendix A. PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), have confirmed to the Audit Committee of each trust, as applicable, that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Each trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

Each trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Audit Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

Each trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with ISB No.1, regarding their independence from the funds and their related entities.

Audit Fees. For each fund's last two fiscal years, the aggregate Audit Fees billed by PwC or Deloitte Entities for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in Appendix I.

Audit-Related Fees. In each fund's last two fiscal years, no aggregate Audit-Related fees were billed by PwC or Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees. For the fiscal year ended November 30, 2006, no fees were billed by Deloitte Entities to Fidelity 100 Index Fund, as the fund did not commence operations until March 29, 2007. For the fiscal year ended November 30, 2006, no fees were billed by Deloitte Entities to Fidelity International Growth Fund and Fidelity Total International Equity Fund, as each fund did not commence operations until November 1, 2007.

In each fund's last two fiscal years, no aggregate Audit-Related Fees were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees. [For the fiscal year ended November 30, 2006, no fees were billed by Deloitte Entities to Fidelity 100 Index Fund, as the fund did not commence operations until March 29, 2007.] For the fiscal year ended November 30, 2006, no fees were billed by Deloitte Entities to Fidelity International Growth Fund and Fidelity Total International Equity Fund, as each fund did not commence operations until November 1, 2007.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

There were no amounts that were approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of any fund. There were no amounts that were required to be approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of any fund.

Tax Fees. In each fund's last two fiscal years, the aggregate Tax Fees billed by PwC or Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in Appendix J.

In each fund's last two fiscal years, no aggregate Tax Fees were billed by PWC or Deloitte Entities, as applicable, that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

There were no amounts that were approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of any fund.

There were no amounts that were required to be approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of any fund.

All Other Fees. In each of the funds' last two fiscal years, the aggregate Other Fees billed by PwC or Deloitte Entities for all other non-audit services rendered to the funds is shown in Appendix K.

In each of the funds' last two fiscal years, the aggregate Other Fees billed by PwC or Deloitte Entities that were required to be approved by a trust's Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in Appendix L.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund. There were no amounts that were approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of any fund.

There were no amounts that were required to be approved by a trust's Audit Committee pursuant to the de minimis exception for the last two fiscal years on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of any fund.

For each fund's last two fiscal years, the aggregate fees billed by PwC and Deloitte Entities, for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in Appendix M.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trusts, 82 Devonshire Street, Boston, Massachusetts 02109. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. Persons named as proxies for any subsequent shareholder meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trusts, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, (other than for Advisor classes, shares of Real Estate High Income Fund, or shares owned by Destiny Plans), or Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, (Advisor classes, shares of Real Estate High Income Fund, and shares owned by Destiny Plans only), whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

GOVERNANCE AND NOMINATING COMMITTEE CHARTER
WITH RESPECT TO NOMINATIONS OF INDEPENDENT TRUSTEES

This charter relates to the responsibilities of the Governance and Nominating Committee in connection with the nomination of Independent Trustees.

The Governance and Nominating Committee will consist solely of Independent Trustees. The Chair of the Independent Trustees will be the Chair of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. The Committee will meet as called by the Chair. A quorum will include at least two Independent Trustees.

The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the Independent Trustee's Statement of Policy on Criteria for Selecting Independent Trustees ("Statement of Policy") (attached as Appendix A). The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be "disinterested" in terms of both the letter and spirit of the Investment Company Act. The Committee will also make nominations for the appointment of any non-management member of any Advisory Board.

The Committee will periodically review the Statement of Policy, which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Governance and Nominating Committee.

The Committee will have sole authority to retain and terminate any search firm used to identify Independent Trustee candidates, including sole authority to approve such firm's fees and other retention terms.

The Committee will consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chairman of the Committee in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity Funds. If the Committee retains a search firm, the Chairman will forward all such submissions to the search firm for evaluation.

APPENDIX A TO EXHIBIT 1

December 2003

STATEMENT OF POLICY ON CRITERIA
FOR SELECTING INDEPENDENT TRUSTEES

The Governance and Nominating Committee of the Board of Trustees of the Fidelity Funds has adopted this Statement of Policy to memorialize its views as to the appropriate criteria for selecting Independent Trustees of the Funds. This Statement has been prepared in connection with filling vacancies among the Independent Trustees that are expected to arise through the end of 2004.

The Governance and Nominating Committee expects that all candidates will have the following characteristics:

  Unquestioned personal integrity is a given.
  The candidate may not be an "interested person" of FMR or its affiliates within the meaning of the Investment Company Act of 1940.
  The candidate should have no material relationship that could create an appearance of lack of independence in respect of FMR and its affiliates. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).
  The candidate needs the disposition to act independently in fact in respect of FMR and its affiliates and others in order to protect the interests of the Funds and all shareholders. It is expected that Independent Trustees will play an active and, if necessary, an adversarial role in pursuing the best interests of the Funds and shareholders.
  The candidate needs to be able to attend 11 meetings per year. The effect of this requirement is to limit the number of other boards on which a candidate can participate and other commitments.
  The candidate needs to have demonstrated sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues.
  The candidate should have sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity Funds.
  Candidates should have experience on corporate or other institutional oversight bodies having similar responsibilities. This helps assure that they have other exposure to current governance issues and business practices. Candidates should not, however, have board memberships or other relationships that could result in business or regulatory conflicts with the Fidelity Mutual Funds.
  The candidate needs the capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity Funds' complex regulatory, operational and marketing setting.

The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The following characteristics are desirable, but not mandatory:

  The candidate should have the ability to serve seven or more years before reaching mandatory retirement age.
  The candidate should have diversity of interests evidenced by participation in community, charitable or other similar activities.

The following are desirable characteristics of the Independent Trustees as a group:

  The Independent Trustees will generally be drawn from the ranks of respected and accomplished senior business leaders.
  The Independent Trustees will strive to achieve diversity in terms of gender, race and geographic location.
  The Independent Trustees as a whole should reflect a diversity of business experience. At least one Independent Trustee will be a "audit committee financial expert," as such term is defined by the SEC. The Governance and Nominating Committee will strive to achieve a balance of experience of Independent Trustees in respect of industries, management roles and other experience. For each candidate, the Committee will evaluate specific experience in light of the makeup of the current board.

EXHIBIT 2

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES II:
FIDELITY ADVISOR MID CAP II FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this 1st day of ~~August, 2007~~ [month], [year], by and between Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Mid Cap II Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated ~~June 29, 2007~~ August 1, 2007, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on ~~August, 2007~~ [month] 1, [year].

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets			Annualized Rate
0	-	$3 billion	.5200%
3	-		.4900
6	-		9.4600
9	-		12.4300
12	-		15.4000
15	-		18.3850
18	-		21.3700
21	-		24.3600
24	-		30.3500
30	-		36.3450
36	-		42.3400
42	-		48.3350
48	-		66.3250
66	-		84.3200
84	-		102.3150
102	-		138.3100
138	-		174.3050
174	-		210.3000
210	-		246.2950
246	-		282.2900
282	-		318.2850
318	-		354.2800
354	-		390.2750
390	-		426.2700
426	-		462.2650
462	-		498.2600
498	-		534.2550
534	-		587.2500
587	-		646.2463
646	-		711.2426
711	-		782.2389
782	-		860.2352
860	-		946.2315
946	-		1,041.2278
1,041	-		1,145.2241
1,145	-		1,260.2204
1,260	-		1,386.2167
1,386	-		1,525.2130
1,525	-		1,677.2093
1,677	-		1,845.2056
over			1,845.2019

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of Institutional Class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of Institutional Class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of Institutional Class of the Portfolio as of the last business day of such period. In computing the investment performance of Institutional Class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of Institutional Class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the Standard & Poor's MidCap 400 Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 3

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES II:
FIDELITY ADVISOR VALUE FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY

AGREEMENT AMENDED and RESTATED as of this 1st day of ~~August, 2007~~ [month], [year], by and between Fidelity Advisor Series I, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Value Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated ~~June 29, 2007~~ August 1, 2007, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on ~~August 1, 2007~~ [month] 1, [year].

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ~~Group Fee and an Individual Fund Fee~~ Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's ~~fund's~~ Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Group Assets	Annualized Rate
0 - $3 billion	.5200%
3 - 6.4900
6 - 9.4600
9 - 12.4300
12 - 15.4000
15 - 18.3850
18 - 21.3700
21 - 24.3600
24 - 30.3500
30 - 36.3450
36 - 42.3400
42 - 48.3350
48 - 66.3250
66 - 84.3200
84 - 102.3150
102 - 138.3100
138 - 174.3050
174 - 210.3000
210 - 246.2950
246 - 282.2900
282 - 318.2850
318 - 354.2800
354 - 390.2750
390 - 426.2700
426 - 462.2650
462 - 498.2600
498 - 534.2550
534 - 587.2500
587 - 646.2463
646 - 711.2426
711 - 782.2389
782 - 860.2352
860 - 946.2315
946 - 1,041.2278
1,041 - 1,145.2241
1,145 - 1,260.2204
1,260 - 1,386.2167
1,386 - 1,525.2130
1,525 - 1,667.2093
1,677 - 1,845.2056
over 1,845.2019

~~(b)~~(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.30%.

~~The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.~~

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of Institutional Class.

The performance period will commence with the effective date of this contract. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of Institutional Class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of Institutional Class of the Portfolio as of the last business day of such period. In computing the investment performance of Institutional Class of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of Institutional Class of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

(e) The Index shall be the Russell Midcap Value Index. Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). For the 35 month period commencing on the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the Successor Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the Successor Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the Successor Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the calculation shall include only the investment record of the Successor Index.

~~(e)~~ (f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect~~, and the fee computed upon the average net assets for the business days it is so in effect~~ for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect, provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [year] and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange Commission (the "~~Commission~~")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 4

Funds Advised by FMR - Table of Average Net Assets and Advisory Fees [To Be Updated]

The following table shows the average net assets and advisory fees for each growth fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Select Portfolios: (c)(d)
Air Transportation	2/28/06	$ 47.5	0.57%
Automotive	2/28/06	18.0	0.23(a)
Banking	2/28/06	408.6	0.57
Biotechnology	2/28/06	1,632.0	0.57
Brokerage and Investment Management	2/28/06	649.5	0.58
Chemicals	2/28/06	179.1	0.57
Communications Equipment	2/28/06	463.7	0.57
Computers	2/28/06	580.9	0.57
Construction and Housing	2/28/06	268.8	0.57
Consumer Discretionary	2/28/06	42.8	0.57
Consumer Staples	2/28/06	129.7	0.57
Defense and Aerospace	2/28/06	766.2	0.57
Electronics	2/28/06	2,691.6	0.57
Energy	2/28/06	1,952.2	0.57
Energy Service	2/28/06	1,234.4	0.57
Environmental	2/28/06	21.4	0.42(a)
Financial Services	2/28/06	464.0	0.57
Gold	2/28/06	816.0	0.58
Health Care	2/28/06	2,199.7	0.57
Home Finance	2/28/06	333.0	0.57
Industrial Equipment	2/28/06	46.8	0.57
Industrials	2/28/06	64.1	0.57
Insurance	2/28/06	188.7	0.57
IT Services	2/28/06	35.5	0.57
Leisure	2/28/06	201.7	0.57
Materials	2/28/06	134.9	0.57
Medical Delivery	2/28/06	1,282.6	0.57
Medical Equipment and Systems	2/28/06	1,130.3	0.57
Multimedia	2/28/06	91.6	0.57
Natural Gas	2/28/06	1,412.4	0.57
Natural Resources	2/28/06	537.0	0.58
Networking and Infrastructure	2/28/06	101.5	0.57
Paper and Forest Products	2/28/06	28.5	0.52(a)
Pharmaceuticals	2/28/06	113.3	0.57
Retailing	2/28/06	84.2	0.57
Software and Computer Services	2/28/06	628.8	0.57
Technology	2/28/06	1,878.7	0.57
Telecommunications	2/28/06	347.0	0.57
Transportation	2/28/06	77.1	0.57
Utilities Growth	2/28/06	322.7	0.57
Wireless	2/28/06	418.4	0.57
Magellan® (c)(d)	3/31/06	52,988.5	0.39
Large Cap Stock (c)(d)	4/30/06	665.9	0.40
Mid-Cap Stock (c)(d)	4/30/06	9,799.8	0.45
Small Cap Retirement (c)(d)	4/30/06	193.0	0.60(a)
Small Cap Stock (c)(d)	4/30/06	4,366.5	0.69
Fidelity Fifty® (c)(d)	6/30/06	$ 984.5	0.47%
Growth Discovery (c)(d)	6/30/06	438.0	0.31
Advisor Biotechnology:(b)(c)(d)
Class A	7/31/06	12.2	0.57
Class T	7/31/06	14.4	0.57
Class B	7/31/06	16.8	0.57
Class C	7/31/06	13.8	0.57
Institutional Class	7/31/06	1.2	0.57
Advisor Consumer Discretionary:(b)(c)(d)
Class A	7/31/06	18.6	0.57
Class T	7/31/06	15.3	0.57
Class B	7/31/06	16.5	0.57
Class C	7/31/06	7.6	0.57
Institutional Class	7/31/06	1.3	0.57
Advisor Communications Equipment:(b)(c)(d)
Class A	7/31/06	3.0	0.57
Class T	7/31/06	3.1	0.57
Class B	7/31/06	3.0	0.57
Class C	7/31/06	2.9	0.57
Institutional Class	7/31/06	0.4	0.57
Advisor Electronics:(b)(c)(d)
Class A	7/31/06	10.2	0.57
Class T	7/31/06	11.1	0.57
Class B	7/31/06	8.0	0.57
Class C	7/31/06	9.1	0.57
Institutional Class	7/31/06	0.9	0.57
Advisor Energy:(c)(d)
Class A	7/31/06	147.4	0.57
Class T	7/31/06	330.0	0.57
Class B	7/31/06	122.0	0.57
Class C	7/31/06	99.7	0.57
Institutional Class	7/31/06	15.2	0.57
Advisor Financial Services:(c)(d)
Class A	7/31/06	76.2	0.57
Class T	7/31/06	120.9	0.57
Class B	7/31/06	131.6	0.57
Class C	7/31/06	67.7	0.57
Institutional Class	7/31/06	12.3	0.57
Advisor Health Care:(c)(d)
Class A	7/31/06	169.0	0.57
Class T	7/31/06	236.4	0.57
Class B	7/31/06	230.8	0.57
Class C	7/31/06	127.0	0.57
Institutional Class	7/31/06	20.2	0.57
Advisor Industrials:(b)(c)(d)
Class A	7/31/06	62.8	0.57
Class T	7/31/06	47.5	0.57
Class B	7/31/06	34.8	0.57
Class C	7/31/06	28.3	0.57
Institutional Class	7/31/06	9.0	0.57
Advisor Real Estate:(c)(d)
Class A	7/31/06	$ 64.7	0.57%
Class T	7/31/06	75.1	0.57
Class B	7/31/06	25.8	0.57
Class C	7/31/06	30.0	0.57
Institutional Class	7/31/06	4.4	0.57
Advisor Small Cap Growth:(c)(d)
Class A	7/31/06	11.4	0.81
Class T	7/31/06	12.1	0.81
Class B	7/31/06	3.8	0.81
Class C	7/31/06	12.6	0.81
Institutional Class	7/31/06	7.8	0.81
Retail Class	7/31/06	334.9	0.81
Advisor Small Cap Value:(c)(d)
Class A	7/31/06	24.5	0.81
Class T	7/31/06	28.3	0.81
Class B	7/31/06	7.7	0.81
Class C	7/31/06	20.7	0.81
Institutional Class	7/31/06	7.3	0.81
Retail Class	7/31/06	816.3	0.81
Advisor Technology:(c)(d)
Class A	7/31/06	171.9	0.57
Class T	7/31/06	312.5	0.57
Class B	7/31/06	278.7	0.57
Class C	7/31/06	103.8	0.57
Institutional Class	7/31/06	12.6	0.57
Advisor Telecommunications & Utilities Growth:(c)(d)
Class A	7/31/06	31.8	0.57
Class T	7/31/06	51.9	0.57
Class B	7/31/06	73.3	0.57
Class C	7/31/06	32.2	0.57
Institutional Class	7/31/06	2.0	0.57
Blue Chip Growth (c)(d)	7/31/06	21,596.2	0.37
Blue Chip Value (c)(d)(g)	7/31/06	232.5	0.55
Dividend Growth (c)(d)	7/31/06	16,345.0	0.36
International Real Estate (c)(d)	7/31/06	280.9	0.72
Leveraged Company Stock (c)(d)	7/31/06	3,753.5	0.62
Low-Priced Stock (c)(d)	7/31/06	37,207.7	0.67
OTC Portfolio (c)(d)	7/31/06	8,046.3	0.55
Real Estate Income (c)(d)	7/31/06	588.2	0.57
Real Estate Investment (c)(d)	7/31/06	6,156.0	0.57
Value Discovery (c)(d)	7/31/06	388.3	0.62
Export and Multinational (c)(d)	8/31/06	4,302.8	0.57
Advisor Capital Development:(c)(d)
Class O	9/30/06	4,973.9	0.57
Class A	9/30/06	333.3	0.57
Class T	9/30/06	0.2	0.57
Class B	9/30/06	0.2	0.57
Class C	9/30/06	0.1	0.57
Institutional Class	9/30/06	0.1	0.57
Advisor Diversified Stock Fund:(c)(d)
Class O	9/30/06	$ 3,014.6	0.44%
Class A	9/30/06	103.8	0.44
Class T	9/30/06	4.5	0.44
Class B	9/30/06	0.4	0.44
Class C	9/30/06	1.0	0.44
Institutional Class	9/30/06	332.5	0.44
Advisor Diversified International:(c)(f)(g)
Class A	10/31/06	3,963.0	0.72
Class T	10/31/06	3,218.9	0.72
Class B	10/31/06	459.3	0.72
Class C	10/31/06	1,156.1	0.72
Institutional Class	10/31/06	3,469.5	0.72
Advisor Emerging Asia:(b)(e)(f)(g)
Class A	10/31/06	45.6	0.71
Class T	10/31/06	22.2	0.71
Class B	10/31/06	16.7	0.71
Class C	10/31/06	25.6	0.71
Institutional Class	10/31/06	4.5	0.71
Advisor Emerging Markets:(c)(f)(g)(h)
Class A	10/31/06	43.1	0.81
Class T	10/31/06	25.3	0.81
Class B	10/31/06	13.6	0.81
Class C	10/31/06	25.7	0.81
Institutional Class	10/31/06	6.5	0.81
Advisor Europe Capital Appreciation:(b)(c)(f)(g)
Class A	10/31/06	11.6	0.71
Class T	10/31/06	17.6	0.71
Class B	10/31/06	7.2	0.71
Class C	10/31/06	6.6	0.71
Institutional Class	10/31/06	1.2	0.71
Advisor Global Capital Appreciation:(b)(c)(f)(g)
Class A	10/31/06	12.1	0.72
Class T	10/31/06	29.4	0.72
Class B	10/31/06	6.8	0.72
Class C	10/31/06	5.7	0.72
Institutional Class	10/31/06	2.4	0.72
Advisor International Capital Appreciation:(c)(f)(g)
Class A	10/31/06	118.1	0.72
Class T	10/31/06	215.1	0.72
Class B	10/31/06	57.5	0.72
Class C	10/31/06	69.6	0.72
Institutional Class	10/31/06	47.1	0.72
Advisor International Discovery:(c)(f)(g)
Class A	10/31/06	74.0	0.79
Class T	10/31/06	5.3	0.79
Class B	10/31/06	2.1	0.79
Class C	10/31/06	3.3	0.79
Institutional Class	10/31/06	20.2	0.79
Retail Class	10/31/06	6,231.4	0.79
Advisor International Small Cap:(c)(f)(g)
Class A	10/31/06	$ 39.6	0.97%
Class T	10/31/06	48.0	0.97
Class B	10/31/06	13.7	0.97
Class C	10/31/06	27.5	0.97
Institutional Class	10/31/06	9.4	0.97
Retail Class (c)(f)(g)	10/31/06	2,292.8	0.97
Advisor International Small Cap Opportunities:(c)(f)(g)
Class A	10/31/06	24.3	0.91
Class T	10/31/06	17.1	0.91
Class B	10/31/06	5.6	0.91
Class C	10/31/06	14.8	0.91
Institutional Class	10/31/06	11.6	0.91
Retail Class	10/31/06	887.8	0.91
Advisor Japan:(b)(e)(f)(g)
Class A	10/31/06	42.1	0.72
Class T	10/31/06	22.9	0.72
Class B	10/31/06	21.4	0.72
Class C	10/31/06	59.5	0.72
Institutional Class	10/31/06	14.7	0.72
Advisor Korea:(b)(e)(f)(g)
Class A	10/31/06	30.7	0.82
Class T	10/31/06	6.1	0.82
Class B	10/31/06	7.9	0.82
Class C	10/31/06	11.3	0.82
Institutional Class	10/31/06	4.4	0.82
Advisor Latin America:(b)(c)(f)(g)
Class A	10/31/06	38.9	0.71
Class T	10/31/06	18.7	0.71
Class B	10/31/06	13.8	0.71
Class C	10/31/06	21.0	0.71
Institutional Class	10/31/06	6.1	0.71
Advisor Overseas:(c)(f)(g)
Class A	10/31/06	120.0	0.55
Class T	10/31/06	599.9	0.55
Class B	10/31/06	44.3	0.55
Class C	10/31/06	40.3	0.55
Institutional Class	10/31/06	326.5	0.55
Advisor Tax Managed Stock:(b)(c)(d)
Class A	10/31/06	7.4	0.57
Class T	10/31/06	6.0	0.57
Class B	10/31/06	3.9	0.57
Class C	10/31/06	5.1	0.57
Institutional Class		0.7	0.57
Advisor Value:(c)(d)
Class A	10/31/06	33.0	0.56
Class T	10/31/06	36.2	0.56
Class B	10/31/06	14.0	0.56
Class C	10/31/06	14.7	0.56
Institutional Class	10/31/06	4.0	0.56
Advisor Value Leaders:(b)(c)(d)
Class A	10/31/06	$ 9.5	0.57%
Class T	10/31/06	25.9	0.57
Class B	10/31/06	4.7	0.57
Class C	10/31/06	4.9	0.57
Institutional Class	10/31/06	2.0	0.57
Aggressive International (c)(f)(g)	10/31/06	562.1	0.49
Canada (c)(f)	10/31/06	2,677.1	0.70
Capital Appreciation (c)(d)	10/31/06	7,780.5	0.67
China Region (e)(f)(g)	10/31/06	553.6	0.71
Disciplined Equity (c)(d)	10/31/06	6,736.2	0.67
Diversified International (c)(f)(g)	10/31/06	38,224.1	0.75
Emerging Markets (c)(f)(g)	10/31/06	2,689.7	0.72
Europe (e)(f)	10/31/06	3,259.8	0.84
Europe Capital Appreciation (c)(f)	10/31/06	707.2	0.76
Focused Stock (c)(d)	10/31/06	112.2	0.60(a)
Global Balanced (c)(f)(g)	10/31/06	227.0	0.72
Japan (e)(f)(g)	10/31/06	1,763.5	0.77
Japan Smaller Companies (e)(f)(g)	10/31/06	1,698.8	0.72
Latin America (c)(f)	10/31/06	2,598.2	0.72
Nordic (e)(f)	10/31/06	267.8	0.71
Overseas (c)(f)(g)	10/31/06	6,163.8	0.69
Pacific Basin (c)(g)	10/31/06	1,017.9	0.76
Small Cap Independence (c)(d)	10/31/06	2,286.0	0.55
Southeast Asia (e)(f)(g)	10/31/06	1,252.1	0.81
Stock Selector (c)(d)	10/31/06	815.5	0.61
Tax Managed Stock (c)(d)	10/31/06	64.4	0.57
Value (c)(d)	10/31/06	15,567.1	0.46
Worldwide (c)(f)(g)	10/31/06	1,294.0	0.76
Advisor Aggressive Growth:(b)(c)(d)
Class A	11/30/06	8.4	0.62
Class T	11/30/06	16.1	0.62
Class B	11/30/06	8.8	0.62
Class C	11/30/06	7.1	0.62
Institutional Class	11/30/06	0.7	0.62
Advisor Dividend Growth:(c)(d)
Class A	11/30/06	493.7	0.57
Class T	11/30/06	1,321.1	0.57
Class B	11/30/06	363.5	0.57
Class C	11/30/06	332.0	0.57
Institutional Class	11/30/06	1,016.2	0.57
Advisor Dynamic Capital Appreciation:(c)(d)
Class A	11/30/06	87.0	0.56
Class T	11/30/06	165.4	0.56
Class B	11/30/06	60.6	0.56
Class C	11/30/06	54.4	0.56
Institutional Class	11/30/06	20.7	0.56
Advisor Equity Growth:(c)(d)
Class A	11/30/06	1,378.3	0.57
Class T	11/30/06	3,334.9	0.57
Class B	11/30/06	597.3	0.57
Class C	11/30/06	321.8	0.57
Institutional Class	11/30/06	1,279.4	0.57
Advisor Equity Value:(b)(c)(d)
Class A	11/30/06	$ 24.5	0.57%
Class T	11/30/06	51.0	0.57
Class B	11/30/06	20.9	0.57
Class C	11/30/06	16.7	0.57
Institutional Class	11/30/06	4.8	0.57
Advisor Fifty:(b)(c)(d)
Class A	11/30/06	30.5	0.57
Class T	11/30/06	29.0	0.57
Class B	11/30/06	19.4	0.57
Class C	11/30/06	14.1	0.57
Institutional Class	11/30/06	2.2	0.57
Advisor Growth Opportunities:(c)(d)
Class A	11/30/06	377.5	0.36
Class T	11/30/06	2,460.5	0.36
Class B	11/30/06	180.2	0.36
Class C	11/30/06	81.9	0.36
Institutional Class	11/30/06	139.0	0.36
Advisor Large Cap:(c)(d)
Class A	11/30/06	95.7	0.57
Class T	11/30/06	197.6	0.57
Class B	11/30/06	71.8	0.57
Class C	11/30/06	42.4	0.57
Institutional Class	11/30/06	424.4	0.57
Advisor Leveraged Company Stock:(b)(c)(d)
Class A	11/30/06	498.5	0.61
Class T	11/30/06	330.3	0.61
Class B	11/30/06	120.5	0.61
Class C	11/30/06	292.2	0.61
Institutional Class	11/30/06	116.5	0.61
Advisor Mid Cap:(c)(d)
Class A	11/30/06	1,618.2	0.57
Class T	11/30/06	4,092.2	0.57
Class B	11/30/06	809.4	0.57
Class C	11/30/06	543.2	0.57
Institutional Class	11/30/06	735.6	0.57
Advisor Small Cap:(c)(d)
Class A	11/30/06	720.4	0.72
Class T	11/30/06	1,534.6	0.72
Class B	11/30/06	266.8	0.72
Class C	11/30/06	316.7	0.72
Institutional Class	11/30/06	467.4	0.72
Advisor Strategic Growth:(b)(c)(d)
Class A	11/30/06	5.4	0.57
Class T	11/30/06	9.2	0.57
Class B	11/30/06	4.6	0.57
Class C	11/30/06	2.6	0.57
Institutional Class	11/30/06	0.2	0.57
Advisor Value Strategies:(c)(d)
Class A	11/30/06	$ 314.3	0.57%
Class T	11/30/06	858.2	0.57
Class B	11/30/06	221.0	0.57
Initial Class	11/30/06	177.2	0.57
Class C	11/30/06	101.1	0.57
Institutional Class	11/30/06	79.8	0.57
Aggressive Growth (c)(d)	11/30/06	3,995.2	0.38
Growth Company (c)(d)	11/30/06	28,497.1	0.73
Independence (c)(d)	11/30/06	4,538.7	0.67
New Millennium (c)(d)	11/30/06	3,084.1	0.70
Advisor Mid Cap II:(c)(d)
Class A	12/31/06	331.6	0.56
Class T	12/31/06	480.0	0.56
Class B	12/31/06	78.1	0.56
Class C	12/31/06	170.3	0.56
Institutional Class	12/31/06	220.4	0.56
Advisor New Insights:(c)(d)
Class A	12/31/06	1,615.0	0.56
Class T	12/31/06	1,942.3	0.56
Class B	12/31/06	431.1	0.56
Class C	12/31/06	1,448.3	0.56
Institutional Class	12/31/06	1,165.2	0.56
Congress Street (e)	12/31/06	67.6	0.36(a)
Contrafund (c)(d)	12/31/06	65,212.6	0.71
Exchange (e)	12/31/06	238.0	0.39(a)
Trend (c)(d)	12/31/06	888.0	0.58
VIP I Growth:(e)
Initial Class	12/31/06	6,060.3	0.57
Service Class	12/31/06	956.8	0.57
Service Class 2	12/31/06	688.1	0.57
Service Class 2R	12/31/06	5.7	0.57
Investor Class	12/31/06	52.0	0.57
VIP I Overseas:(c)(f)(g)
Initial Class	12/31/06	1,562.1	0.72
Initial Class R	12/31/06	225.2	0.72
Service Class	12/31/06	342.2	0.72
Service Class R	12/31/06	129.6	0.72
Service Class 2	12/31/06	60.3	0.72
Service Class 2R	12/31/06	604.5	0.72
Investor Class R	12/31/06	81.5	0.72
VIP I Value:(b)(c)(d)
Initial Class	12/31/06	25.7	0.56
Service Class	12/31/06	1.1	0.56
Service Class 2	12/31/06	6.1	0.56
Investor Class	12/31/06	25.1	0.56
VIP II Contrafund:(c)(d)
Initial Class	12/31/06	11,385.5	0.57
Service Class	12/31/06	2,655.4	0.57
Service Class 2	12/31/06	4,575.1	0.57
Service Class 2R	12/31/06	23.7	0.57
Investor Class	12/31/06	213.8	0.57
VIP II Disciplined Small Cap:
Initial Class	12/31/06	$ 3.7	0.71%
Service Class	12/31/06	1.4	0.71
Service Class 2	12/31/06	1.4	0.71
Investor Class	12/31/06	5.0	0.71
VIP II Index 500:
Initial Class	12/31/06	2,635.5	0.10
Service Class	12/31/06	30.7	0.10
Service Class 2	12/31/06	183.5	0.10
VIP III Aggressive Growth:(b)(c)(d)
Initial Class	12/31/06	6.2	0.62
Service Class	12/31/06	1.1	0.62
Service Class 2	12/31/06	10.1	0.62
Investor Class	12/31/06	3.0	0.62
VIP III Dynamic Capital Appreciation:(b)(c)(d)
Initial Class	12/31/06	65.7	0.56
Service Class	12/31/06	0.9	0.56
Service Class 2	12/31/06	21.8	0.56
Investor Class	12/31/06	18.3	0.56
VIP III Growth Opportunities:(c)(d)
Initial Class	12/31/06	338.2	0.57
Service Class	12/31/06	177.6	0.57
Service Class 2	12/31/06	56.7	0.57
Investor Class	12/31/06	5.5	0.57
VIP III Mid Cap:(c)(d)
Initial Class	12/31/06	1,382.3	0.57
Service Class	12/31/06	1,060.9	0.57
Service Class 2	12/31/06	4,245.7	0.57
Investor Class	12/31/06	116.8	0.57
VIP III Value Strategies:(b)(c)(d)
Initial Class	12/31/06	132.0	0.57
Service Class	12/31/06	68.9	0.57
Service Class 2	12/31/06	194.9	0.57
Investor Class	12/31/06	23.1	0.57
VIP IV Consumer Discretionary:(c)(d)
Initial Class	12/31/06	10.0	0.57
Investor Class	12/31/06	1.6	0.57
VIP IV Energy:(c)(d)
Initial Class	12/31/06	359.4	0.57
Service Class 2	12/31/06	49.8	0.57
Investor Class	12/31/06	39.9	0.57
VIP IV Financial Services:(c)(d)
Initial Class	12/31/06	33.9	0.57
Investor Class	12/31/06	6.5	0.57
VIP IV Growth Stock:(b)
Initial Class	12/31/06	16.6	0.57
Service Class	12/31/06	2.0	0.57
Service Class 2	12/31/06	2.9	0.57
Investor Class	12/31/06	3.6	0.57
VIP IV Health Care:(c)(d)
Initial Class	12/31/06	87.7	0.57
Investor Class	12/31/06	12.6	0.57
VIP IV Industrials:(c)(d)
Initial Class	12/31/06	$ 54.7	0.56%
Investor Class	12/31/06	8.4	0.56
VIP IV International Capital Appreciation:
Initial Class	12/31/06	3.2	0.71
Initial Class R	12/31/06	12.9	0.71
Service Class	12/31/06	0.4	0.71
Service Class R	12/31/06	0.4	0.71
Service Class 2R	12/31/06	0.5	0.71
Service Class 2	12/31/06	0.5	0.71
Investor Class R	12/31/06	20.0	0.71
VIP IV Real Estate:(b)
Initial Class	12/31/06	165.5	0.57
Service Class	12/31/06	3.7	0.57
Service Class 2	12/31/06	3.7	0.57
Investor Class	12/31/06	23.1	0.57
VIP IV Technology:(c)(d)
Initial Class	12/31/06	75.3	0.57
Investor Class	12/31/06	11.2	0.57
VIP IV Utilities:(c)(d)
Initial Class	12/31/06	43.8	0.57
Investor Class	12/31/06	5.6	0.57
VIP IV Value Leaders:(b)(c)(d)
Initial Class	12/31/06	41.6	0.56
Service Class	12/31/06	2.3	0.56
Service Class 2	12/31/06	3.5	0.56
Investor Class	12/31/06	14.5	0.56
Large Cap Growth (c)(d)	1/31/07	$ 165.0	0.56(a)
Large Cap Value (c)(d)	1/31/07	908.0	0.58
Mid Cap Growth (c)(d)	1/31/07	437.7	0.55(a)
Mid Cap Value (c)(d)	1/31/07	484.3	0.50
Utilities	1/31/07	1,266.0	0.58

(a) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations.

(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes.

(c) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC has day-to-day responsibility for choosing investments for the fund.

(d) FMR has entered into a sub-advisory agreement with each of FRAC and FMR U.K. on behalf of the fund. FRAC has in turn entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA has in turn entered into sub-research agreements with FIIA (U.K.)L and FIJ on behalf of the fund.

(e) FMR has entered into a sub-advisory agreement with FMRC on behalf of the fund. FMRC may provide investment advisory services for the fund.

(f) FMR has entered into a sub-advisory agreement with each of FRAC, FMR U.K. and FIIA on behalf of the fund. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L on behalf of the fund. FRAC has entered into a sub-advisory agreement with FIJ on behalf of the fund. FMR has entered into a master international research agreement with FIIA on behalf of the fund. FIIA, in turn, has entered into sub-research agreements with FIIA(U.K.)L and FIJ on behalf of the fund.

(g) FIIA has entered into a sub-advisory agreement with FIJ on behalf of the fund.

(h) Less than a complete fiscal year.

APPENDIX A

TRUSTS/Funds	FYE
FIDELITY ADVISOR SERIES I
Advisor Balanced[5]	8/31
Advisor Dividend Growth[4]	11/30
Advisor Dynamic Capital Appreciation[4]	11/30
Advisor Equity Growth[5]	11/30
Advisor Equity Income[5]	11/30
Advisor Equity Value[5]	11/30
Advisor Fifty[4]	11/30
Advisor Floating Rate High Income[1,5]	10/31
Advisor Growth & Income[5]	11/30
Advisor Growth Opportunities[5]	11/30
Advisor High Income Advantage[5]	10/31
Advisor High Income[5]	10/31
Advisor Large Cap[5]	11/30
Advisor Leveraged Company Stock[4]	11/30
Advisor Mid Cap[5]	11/30
Advisor Mid Cap II5	12/31
Advisor Small Cap[4]	11/30
Advisor Strategic Growth[5]	11/30
Advisor Value[5]	10/31
Advisor Value Strategies[1,5]	11/30
Real Estate High Income[4]	11/30
FIDELITY ADVISOR SERIES VII
Advisor Biotechnology[5]	7/31
Advisor Communications Equipment[5]	7/31
Advisor Consumer Discretionary[5]	7/31
Advisor Electronics[5]	7/31
Advisor Energy[5]	7/31
Advisor Financial Services[5]	7/31
Advisor Health Care[5]	7/31
Advisor Industrials[5]	7/31
Advisor Real Estate[5]	7/31
Advisor Technology[5]	7/31
Advisor Utilities[5]	7/31
FIDELITY ADVISOR SERIES VIII
Advisor Diversified International[4]	10/31
Advisor Emerging Asia[4]	10/31
Advisor Emerging Markets[5]	10/31
Advisor Emerging Markets Income[4]	12/31
Advisor Europe Capital Appreciation[5]	10/31
Advisor Global Capital Appreciation[4]	10/31
Advisor International Capital Appreciation[5]	10/31
Advisor Japan[4]	10/31
Advisor Latin America[4]	10/31
Advisor Overseas[4]	10/31
Advisor Value Leaders[4]	10/31
FIDELITY BEACON STREET TRUST
Advisor Tax Managed Stock[5]	10/31
Tax Managed Stock[4]	10/31
FIDELITY COMMONWEALTH TRUST
100 Index[5]	11/30
Large Cap Stock[5]	4/30
Mid-Cap Stock[5]	4/30
Nasdaq Composite Index[5]	11/30
Nasdaq Composite Index Tracking Stock[4]	11/30
Small Cap Retirement[5]	4/30
Small Cap Stock[5]	4/30
Spartan 500 Index[2,5]	4/30
FIDELITY CONCORD STREET TRUST
Spartan Extended Market Index[2,4]	2/28
Spartan International Index[2,4]	2/28
Spartan Total Market Index[2,4]	2/28
Spartan U.S. Equity Index[2,4]	2/28
FIDELITY DESTINY PORTFOLIOS
Advisor Capital Development[3,5]	9/30
Advisor Diversified Stock[3,5]	9/30
FIDELITY INVESTMENT TRUST
Aggressive International[5]	10/31
Canada[1,4]	10/31
China Region[4]	10/31
Diversified International[5]	10/31
Emerging Markets[4]	10/31
Europe[4]	10/31
Europe Capital Appreciation[5]	10/31
International Discovery[1,4]	10/31
International Growth[1,4]	10/31
International Small Cap[1,5]	10/31
International Small Cap Opportunities[1,5]	10/31
International Value[1,5]	10/31
Japan[4]	10/31
Japan Smaller Companies[4]	10/31
Latin America[4]	10/31
Nordic[4]	10/31
Overseas[4]	10/31
Pacific Basin[4]	10/31
Southeast Asia[4]	10/31
Total International Equity[1,5]	10/31
Worldwide[5]	10/31

1 Retail and Advisor classes

2 Advantage and Investor classes

3 Advisor Classes and Class O

4 PWC serves as registered public accountant

5 Deloitte Entities serves as registered public accountant

APPENDIX B

Fund Name	Estimated aggregate cost for D.F. King & Co., Inc. to call and solicit votes	Estimated aggregate cost for D.F. King & Co., Inc. to receive votes over the phone
Advisor Balanced	$	$
Advisor Dividend Growth
Advisor Dynamic Capital Appreciation
Advisor Equity Growth
Advisor Equity Income
Advisor Equity Value
Advisor Fifty
Advisor Floating Rate High Income
Advisor Growth & Income
Advisor Growth Opportunities
Advisor High Income Advantage
Advisor High Income
Advisor Large Cap
Advisor Leveraged Company Stock
Advisor Mid Cap
Advisor Mid Cap II
Advisor Small Cap
Advisor Strategic Growth
Advisor Value
Advisor Value Strategies
Real Estate High Income
Advisor Biotechnology
Advisor Communications Equipment
Advisor Consumer Discretionary
Advisor Electronics
Advisor Energy
Advisor Financial Services
Advisor Health Care
Advisor Industrials
Advisor Real Estate
Advisor Technology
Advisor Utilities
Advisor Diversified International
Advisor Emerging Asia
Advisor Emerging Markets
Advisor Emerging Markets Income
Advisor Europe Capital Appreciation
Advisor Global Capital Appreciation
Advisor International Capital Appreciation
Advisor Japan
Advisor Latin America
Advisor Overseas
Advisor Value Leaders
Tax Managed Stock
Advisor Tax Managed Stock
100 Index
Large Cap Stock
Mid-Cap Stock
Nasdaq Composite Index
Nasdaq Composite Index Tracking Stock
Small Cap Retirement
Small Cap Stock
Spartan 500 Index
Spartan Extended Market Income
Spartan International Index
Spartan Total Market Index
Spartan U.S. Equity Index
Advisor Diversified Stock
Advisor Capital Development
Aggressive International
Canada
China Region
Diversified International
Emerging Markets
Europe
Europe Capital Appreciation
International Discovery
International Growth
International Small Cap
International Small Cap Opportunities
International Value
Japan
Japan Smaller Companies
Latin America
Nordic
Overseas
Pacific Basin
Southeast Asia
Total International Equity
Worldwide

APPENDIX C

Current voluntary expense caps (may be discontinued at any time):

Advisor Capital Development, Advisor Dividend Growth, Advisor Dynamic Capital Appreciation, Advisor Equity Growth, Advisor Equity Value, Advisor Fifty, Advisor Growth Opportunities, Advisor Large Cap, Advisor Mid Cap, Advisor Mid Cap II, Advisor Real Estate, Advisor Strategic Growth, Advisor Tax Managed Stock, Advisor Value, Advisor Value Leaders:

Class A	Class T	Class B	Class C	Institutional
1.25%	1.50%	2.00%	2.00%	1.00%
Advisor Balanced:
Class A	Class T	Class B	Class C	Institutional
1.10%	1.35%	1.85%	1.85%	0.85%
Advisor Equity Income:
Class A	Class T	Class B	Class C	Institutional
1.15%	1.40%	1.90%	1.90%	0.90%
Advisor Floating Rate High Income:
Class A	Class T	Class B	Class C	Institutional
1.10%	1.10%	1.55%	1.85%	0.85%
Advisor Growth & Income:
Class A	Class T	Class B	Class C	Institutional
1.15%	1.40%	1.90%	1.90%	0.90%
Advisor High Income, Advisor High Income Advantage:
Class A	Class T	Class B	Class C	Institutional
1.10%	1.10%	1.75%	1.85%	0.85%
Advisor Leveraged Company Stock:
Class A	Class T	Class B	Class C	Institutional
1.30%	1.55%	2.05%	2.05%	1.05%
Advisor Small Cap:
Class A	Class T	Class B	Class C	Institutional
1.40%	1.65%	2.15%	2.15%	1.15%
Advisor Value Strategies:
Class A	Class T	Class B	Class C	Institutional	retail class
1.25%	1.50%	2.00%	2.00%	1.00%	1.00%

Advisor Biotechnology, Advisor Communications Equipment, Advisor Consumer Discretionary, Advisor Electronics,
Advisor Energy, Advisor Financial Services, Advisor Health Care, Advisor Industrials, Advisor Technology, Advisor Utilities:

Class A	Class T	Class B	Class C	Institutional
1.40%	1.65%	2.15%	2.15%	1.15%

Advisor Diversified International, Advisor Emerging Asia, Advisor Europe Capital Appreciation, Advisor Global Capital
Appreciation, Advisor International Capital Appreciation, Advisor Japan, Advisor Latin America, Advisor Overseas:

Class A	Class T	Class B	Class C	Institutional
1.50%	1.75%	2.25%	2.25%	1.25%
Advisor Emerging Markets:
Class A	Class T	Class B	Class C	Institutional
1.60%	1.85%	2.35%	2.35%	1.35%
Advisor Emerging Markets Income:
Class A	Class T	Class B	Class C	Institutional
1.20%	1.20%	1.85%	1.95%	0.95%
Tax Managed Stock: 1.00%
Small Cap Retirement: 1.05%
Spartan International Index
Advantage Class	Investor Class
0.07%	0.10%
Advisor Diversified Stock:
Class A	Class T	Class B	Class C	Institutional
1.12%	1.37%	1.87%	1.87%	0.87%
Canada, International Discovery:
Class A	Class T	Class B	Class C	Institutional
1.50%	1.75%	2.25%	2.25%	1.25%
International Growth, International Value, Total International Equity:
Class A	Class T	Class B	Class C	Institutional	retail class
1.50%	1.75%	2.25%	2.25%	1.25%	1.25%
International Small Cap, International Small Cap Opportunities:
Class A	Class T	Class B	Class C	Institutional
1.65%	1.90%	2.40%	2.40%	1.40%
Nordic: 1.25%

Current contractual expense caps (until January 1, 2009):

Nasdaq Composite Index: 0.35%
Nasdaq Composite Index Tracking Stock: 0.30%

Current expense limitation arrangements (require Board and shareholder approval to change):

Spartan 500 Index, Spartan Extended Market Index, Spartan International Index, Spartan Total Market Index, Spartan U.S. Equity Index:
Advantage Class	Investor Class
0.07%	0.10%

APPENDIX D

Number of Shares as of 12/31/07
FIDELITY ADVISOR SERIES I
Advisor Balanced
Class A
Class T
Class B
Class C
Institutional Class
Advisor Dividend Growth
Class A
Class T
Class B
Class C
Institutional Class
Advisor Dynamic Capital Appreciation
Class A
Class T
Class B
Class C
Institutional Class
Advisor Equity Growth
Class A
Class T
Class B
Class C
Institutional Class
Advisor Equity Income
Class A
Class T
Class B
Class C
Institutional Class
Advisor Equity Value
Class A
Class T
Class B
Class C
Institutional Class
Advisor Fifty
Class A
Class T
Class B
Class C
Institutional Class
Advisor Floating Rate High Income
Class A
Class T
Class B
Class C
Institutional Class
Floating Rate High Income
Advisor Growth & Income
Class A
Class T
Class B
Class C
Institutional Class
Advisor Growth Opportunities
Class A
Class T
Class B
Class C
Institutional Class
Advisor High Income
Class A
Class T
Class B
Class C
Institutional Class
Advisor High Income Advantage
Class A
Class T
Class B
Class C
Institutional Class
Advisor Large Cap
Class A
Class T
Class B
Class C
Institutional Class
Advisor Leveraged Company Stock
Class A
Class T
Class B
Class C
Institutional Class
Advisor Mid Cap
Class A
Class T
Class B
Class C
Institutional Class
Advisor Mid Cap II
Class A
Class T
Class B
Class C
Institutional Class
Advisor Small Cap
Class A
Class T
Class B
Class C
Institutional Class
Advisor Strategic Growth
Class A
Class T
Class B
Class C
Institutional Class
Advisor Value
Class A
Class T
Class B
Class C
Institutional Class
Advisor Value Strategies
Class A
Class T
Class B
Class C
Institutional Class
Retail Class
Real Estate High Income

FIDELITY ADVISOR SERIES VII
Advisor Biotechnology
Class A
Class T
Class B
Class C
Institutional Class
Advisor Communications Equipment
Class A
Class T
Class B
Class C
Institutional Class
Advisor Consumer Discretionary
Class A
Class T
Class B
Class C
Institutional Class
Advisor Electronics
Class A
Class T
Class B
Class C
Institutional Class
Advisor Energy
Class A
Class T
Class B
Class C
Institutional Class
Advisor Financial Services
Class A
Class T
Class B
Class C
Institutional Class
Advisor Health Care
Class A
Class T
Class B
Class C
Institutional Class
Advisor Industrials
Class A
Class T
Class B
Class C
Institutional Class
Advisor Real Estate
Class A
Class T
Class B
Class C
Institutional Class
Advisor Technology
Class A
Class T
Class B
Class C
Institutional Class
Advisor Utilities
Class A
Class T
Class B
Class C
Institutional Class

FIDELITY ADVISOR SERIES VIII
Advisor Diversified International
Class A
Class T
Class B
Class C
Institutional Class
Advisor Emerging Asia
Class A
Class T
Class B
Class C
Institutional Class
Advisor Emerging Markets
Class A
Class T
Class B
Class C
Institutional Class
Advisor Emerging Markets Income
Class A
Class T
Class B
Class C
Institutional Class
Advisor Europe Capital Appreciation
Class A
Class T
Class B
Class C
Institutional Class
Advisor Global Capital Appreciation
Class A
Class T
Class B
Class C
Institutional Class
Advisor International Capital Appreciation
Class A
Class T
Class B
Class C
Institutional Class
Advisor Japan
Class A
Class T
Class B
Class C
Institutional Class
Advisor Latin America
Class A
Class T
Class B
Class C
Institutional Class
Advisor Overseas
Class A
Class T
Class B
Class C
Institutional Class
Advisor Value Leaders
Class A
Class T
Class B
Class C
Institutional Class

FIDELITY BEACON STREET TRUST
Tax Managed Stock
Advisor Tax Managed Stock
Class A
Class T
Class B
Class C
Institutional Class

FIDELITY COMMONWEALTH TRUST
Large Cap Stock
Mid-Cap Stock
Small Cap Retirement
Small Cap Stock
Spartan 500 Index
Advantage Class
Investor Class
100 Index
Nasdaq Composite Index
Nasdaq Composite Index Tracking Stock

FIDELITY CONCORD STREET TRUST
Spartan Extended Market Index
Advantage Class
Investor Class
Spartan International Index
Advantage Class
Investor Class
Spartan Total Market Index
Advantage Class
Investor Class
Spartan U.S. Equity Index
Advantage Class
Investor Class

FIDELITY DESTINY PORTFOLIOS
Advisor Capital Development
Class A
Class T
Class B
Class C
Class O
Institutional Class
Advisor Diversified Stock
Class A
Class T
Class B
Class C
Class O
Institutional Class

FIDELITY INVESTMENT TRUST
Aggressive International
Canada (retail class)
Class A
Class T
Class B
Class C
Institutional Class
China Region
Diversified International
Emerging Markets
Europe Capital Appreciation
Europe
International Discovery(retail class)
Class A
Class T
Class B
Class C
Institutional Class
International Growth (retail class)
Class A
Class T
Class B
Class C
Institutional Class
International Small Cap (retail class)
Class A
Class T
Class B
Class C
Institutional Class
International Small Cap Opportunities (retail class)
Class A
Class T
Class B
Class C
Institutional Class
International Value (retail class)
Class A
Class T
Class B
Class C
Institutional Class
Japan
Japan Smaller Companies
Latin America
Nordic
Overseas
Pacific Basin
Southeast Asia
Total International Equity (retail class)
Class A
Class T
Class B
Class C
Institutional Class
Worldwide

APPENDIX E

Record and/or beneficial ownership as of 12/31/07:
FIDELITY ADVISOR SERIES I
Advisor Balanced
Class A
Class T
Class B
Class C
Institutional Class
Advisor Dividend Growth
Class A
Class T
Class B
Class C
Institutional Class
Advisor Dynamic Capital Appreciation
Class A
Class T
Class B
Class C
Institutional Class
Advisor Equity Growth
Class A
Class T
Class B
Class C
Institutional Class
Advisor Equity Income
Class A
Class T
Class B
Class C
Institutional Class
Advisor Equity Value
Class A
Class T
Class B
Class C
Institutional Class
Advisor Fifty
Class A
Class T
Class B
Class C
Institutional Class
Advisor Floating Rate High Income
Class A
Class T
Class B
Class C
Institutional Class
Floating Rate High Income
Advisor Growth & Income
Class A
Class T
Class B
Class C
Institutional Class
Advisor Growth Opportunities
Class A
Class T
Class B
Class C
Institutional Class
Advisor High Income
Class A
Class T
Class B
Class C
Institutional Class
Advisor High Income Advantage
Class A
Class T
Class B
Class C
Institutional Class
Advisor Large Cap
Class A
Class T
Class B
Class C
Institutional Class
Advisor Leveraged Company Stock
Class A
Class T
Class B
Class C
Institutional Class
Advisor Mid Cap
Class A
Class T
Class B
Class C
Institutional Class
Advisor Mid Cap II
Class A
Class T
Class B
Class C
Institutional Class
Advisor Small Cap
Class A
Class T
Class B
Class C
Institutional Class
Advisor Strategic Growth
Class A
Class T
Class B
Class C
Institutional Class
Advisor Value
Class A
Class T
Class B
Class C
Institutional Class
Advisor Value Strategies
Class A
Class T
Class B
Class C
Institutional Class
Retail Class
Real Estate High Income
FIDELITY ADVISOR SERIES VII
Advisor Biotechnology
Class A
Class T
Class B
Class C
Institutional Class
Advisor Communications Equipment
Class A
Class T
Class B
Class C
Institutional Class
Advisor Consumer Discretionary
Class A
Class T
Class B
Class C
Institutional Class
Advisor Electronics
Class A
Class T
Class B
Class C
Institutional Class
Advisor Energy
Class A
Class T
Class B
Class C
Institutional Class
Advisor Financial Services
Class A
Class T
Class B
Class C
Institutional Class
Advisor Health Care
Class A
Class T
Class B
Class C
Institutional Class
Advisor Industrials
Class A
Class T
Class B
Class C
Institutional Class
Advisor Real Estate
Class A
Class T
Class B
Class C
Institutional Class
Advisor Technology
Class A
Class T
Class B
Class C
Institutional Class
Advisor Utilities
Class A
Class T
Class B
Class C
Institutional Class
FIDELITY ADVISOR SERIES VIII
Advisor Diversified International
Class A
Class T
Class B
Class C
Institutional Class
Advisor Emerging Asia
Class A
Class T
Class B
Class C
Institutional Class
Advisor Emerging Markets
Class A
Class T
Class B
Class C
Institutional Class
Advisor Emerging Markets Income
Class A
Class T
Class B
Class C
Institutional Class
Advisor Europe Capital Appreciation
Class A
Class T
Class B
Class C
Institutional Class
Advisor Global Capital Appreciation
Class A
Class T
Class B
Class C
Institutional Class
Advisor International Capital Appreciation
Class A
Class T
Class B
Class C
Institutional Class
Advisor Japan
Class A
Class T
Class B
Class C
Institutional Class
Advisor Latin America
Class A
Class T
Class B
Class C
Institutional Class
Advisor Overseas
Class A
Class T
Class B
Class C
Institutional Class
Advisor Value Leaders
Class A
Class T
Class B
Class C
Institutional Class
FIDELITY BEACON STREET TRUST
Tax Managed Stock
Advisor Tax Managed Stock
Class A
Class T
Class B
Class C
Institutional Class
FIDELITY COMMONWEALTH TRUST
Large Cap Stock
Mid-Cap Stock
Small Cap Retirement
Small Cap Stock
Spartan 500 Index
Advantage Class
Investor Class
100 Index
Nasdaq Composite Index
Nasdaq Composite Index Tracking Stock
FIDELITY CONCORD STREET TRUST
Spartan Extended Market Index
Advantage Class
Investor Class
Spartan International Index
Advantage Class
Investor Class
Spartan Total Market Index
Advantage Class
Investor Class
Spartan U.S. Equity Index
Advantage Class
Investor Class
FIDELITY DESTINY PORTFOLIOS
Advisor Capital Development
Class A
Class T
Class B
Class C
Class O
Institutional Class
Advisor Diversified Stock
Class A
Class T
Class B
Class C
Class O
Institutional Class
FIDELITY INVESTMENT TRUST
Aggressive International
Canada (retail class)
Class A
Class T
Class B
Class C
Institutional Class
China Region
Diversified International
Emerging Markets
Europe Capital Appreciation
Europe
International Discovery (retail class)
Class A
Class T
Class B
Class C
Institutional Class
International Growth (retail class)
Class A
Class T
Class B
Class C
Institutional Class
International Small Cap(retail class)
Class A
Class T
Class B
Class C
Institutional Class
International Small Cap Opportunities (retail class)
Class A
Class T
Class B
Class C
Institutional Class
International Value (retail class)
Class A
Class T
Class B
Class C
Institutional Class
Japan
Japan Smaller Companies
Latin America
Nordic
Overseas
Pacific Basin
Southeast Asia
Total International Equity (retail class)
Class A
Class T
Class B
Class C
Institutional Class
Worldwide

APPENDIX F

Interested Nominees
Dollar range of fund shares as of 12/31/07	Edward C. Johnson 3d	James C. Curvey
Advisor Balanced
Advisor Dividend Growth
Advisor Dynamic Capital Appreciation
Advisor Equity Growth
Advisor Equity Income
Advisor Equity Value
Advisor Fifty
Advisor Floating Rate High Income
Advisor Growth & Income
Advisor Growth Opportunities
Advisor High Income Advantage
Advisor High Income
Advisor Large Cap
Advisor Leveraged Company Stock
Advisor Mid Cap
Advisor Mid Cap II
Real Estate High Income
Advisor Small Cap
Advisor Strategic Growth
Advisor Value
Advisor Value Strategies
Advisor Biotechnology
Advisor Communications Equipment
Advisor Consumer Discretionary
Advisor Electronics
Advisor Energy
Advisor Financial Services
Advisor Health Care
Advisor Industrials
Advisor Real Estate
Advisor Technology
Advisor Utilities
Advisor Diversified International
Advisor Emerging Asia
Advisor Emerging Markets
Advisor Emerging Markets Income
Advisor Europe Capital Appreciation
Advisor Global Capital Appreciation
Advisor International Capital Appreciation
Advisor Japan
Advisor Latin America
Advisor Overseas
Advisor Value Leaders
Tax Managed Stock
Advisor Tax Managed Stock
100 Index
Large Cap Stock
Mid-Cap Stock
Nasdaq Composite Index
Nasdaq Composite Index Tracking Stock
Small Cap Retirement
Small Cap Stock
Spartan 500 Index
Spartan Extended Market Income
Spartan International Index
Spartan Total Market Index
Spartan U.S. Equity Index
Advisor Diversified Stock
Advisor Capital Development
Aggressive International
Canada
China Region
Diversified International
Emerging Markets
Europe
Europe Capital Appreciation
International Discovery
International Growth
International Small Cap
International Small Cap Opportunities
International Value
Japan
Japan Smaller Companies
Latin America
Nordic
Overseas
Pacific Basin
Southeast Asia
Total International Equity
Worldwide
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY
Independent Nominees
Dollar range of fund shares as of 12/31/07	Dennis J. Dirks	Alan Lacy	Ned C. Lautenbach	Joseph Mauriello
Advisor Balanced
Advisor Dividend Growth
Advisor Dynamic Capital Appreciation
Advisor Equity Growth
Advisor Equity Income
Advisor Equity Value
Advisor Fifty
Advisor Floating Rate High Income
Advisor Growth & Income
Advisor Growth Opportunities
Advisor High Income Advantage
Advisor High Income
Advisor Large Cap
Advisor Leveraged Company Stock
Advisor Mid Cap
Advisor Mid Cap II
Real Estate High Income
Advisor Small Cap
Advisor Strategic Growth
Advisor Value
Advisor Value Strategies
Advisor Biotechnology
Advisor Communications Equipment
Advisor Consumer Discretionary
Advisor Electronics
Advisor Energy
Advisor Financial Services
Advisor Health Care
Advisor Industrials
Advisor Real Estate
Advisor Technology
Advisor Utilities
Advisor Diversified International
Advisor Emerging Asia
Advisor Emerging Markets
Advisor Emerging Markets Income
Advisor Europe Capital Appreciation
Advisor Global Capital Appreciation
Advisor International Capital Appreciation
Advisor Japan
Advisor Latin America
Advisor Overseas
Advisor Value Leaders
Tax Managed Stock
Advisor Tax Managed Stock
100 Index
Large Cap Stock
Mid-Cap Stock
Nasdaq Composite Index
Nasdaq Composite Index Tracking Stock
Small Cap Retirement
Small Cap Stock
Spartan 500 Index
Spartan Extended Market Income
Spartan International Index
Spartan Total Market Index
Spartan U.S. Equity Index
Advisor Diversified Stock
Advisor Capital Development
Aggressive International
Canada
China Region
Diversified International
Emerging Markets
Europe
Europe Capital Appreciation
International Discovery
International Growth
International Small Cap
International Small Cap Opportunities
International Value
Japan
Japan Smaller Companies
Latin America
Nordic
Overseas
Pacific Basin
Southeast Asia
Total International Equity
Worldwide
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY
Independent Nominees
Dollar range of fund shares as of 12/31/07	Cornelia M. Small	William S. Stavropoulos	David M. Thomas	Michael E. Wiley
Advisor Balanced
Advisor Dividend Growth
Advisor Dynamic Capital Appreciation
Advisor Equity Growth
Advisor Equity Income
Advisor Equity Value
Advisor Fifty
Advisor Floating Rate High Income
Advisor Growth & Income
Advisor Growth Opportunities
Advisor High Income Advantage
Advisor High Income
Advisor Large Cap
Advisor Leveraged Company Stock
Advisor Mid Cap
Advisor Mid Cap II
Real Estate High Income
Advisor Small Cap
Advisor Strategic Growth
Advisor Value
Advisor Value Strategies
Advisor Biotechnology
Advisor Communications Equipment
Advisor Consumer Discretionary
Advisor Electronics
Advisor Energy
Advisor Financial Services
Advisor Health Care
Advisor Industrials
Advisor Real Estate
Advisor Technology
Advisor Utilities
Advisor Diversified International
Advisor Emerging Asia
Advisor Emerging Markets
Advisor Emerging Markets Income
Advisor Europe Capital Appreciation
Advisor Global Capital Appreciation
Advisor International Capital Appreciation
Advisor Japan
Advisor Latin America
Advisor Overseas
Advisor Value Leaders
Tax Managed Stock
Advisor Tax Managed Stock
100 Index
Large Cap Stock
Mid-Cap Stock
Nasdaq Composite Index
Nasdaq Composite Index Tracking Stock
Small Cap Retirement
Small Cap Stock
Spartan 500 Index
Spartan Extended Market Income
Spartan International Index
Spartan Total Market Index
Spartan U.S. Equity Index
Advisor Diversified Stock
Advisor Capital Development
Aggressive International
Canada
China Region
Diversified International
Emerging Markets
Europe
Europe Capital Appreciation
International Discovery
International Growth
International Small Cap
International Small Cap Opportunities
International Value
Japan
Japan Smaller Companies
Latin America
Nordic
Overseas
Pacific Basin
Southeast Asia
Total International Equity
Worldwide
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY

APPENDIX G

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services, for each fund's fiscal year end (refer to Appendix A for fiscal year end information) or the calendar year ended December 31, 2007, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Dennis J. Dirks	Albert R. Gamper, Jr2	George H. Heilmeier	James H. Keyes[3]	Marie L. Knowles
Advisor Balanced
Advisor Dividend Growth
Advisor Dynamic Capital Appreciation
Advisor Equity Growth
Advisor Equity Income
Advisor Equity Value
Advisor Fifty
Advisor Floating Rate High Income
Advisor Growth & Income
Advisor Growth Opportunities
Advisor High Income Advantage
Advisor High Income
Advisor Large Cap
Advisor Leveraged Company Stock
Advisor Mid Cap
Advisor Mid Cap II
Real Estate High Income
Advisor Small Cap
Advisor Strategic Growth
Advisor Value
Advisor Value Strategies
Advisor Biotechnology
Advisor Communications Equipment
Advisor Consumer Discretionary
Advisor Electronics
Advisor Energy
Advisor Financial Services
Advisor Health Care
Advisor Industrials
Advisor Real Estate
Advisor Technology
Advisor Utilities
Advisor Diversified International
Advisor Emerging Asia
Advisor Emerging Markets
Advisor Emerging Markets Income
Advisor Europe Capital Appreciation
Advisor Global Capital Appreciation
Advisor International Capital Appreciation
Advisor Japan
Advisor Latin America
Advisor Overseas
Advisor Value Leaders
Tax Managed Stock
Advisor Tax Managed Stock
100 Index +
Large Cap Stock
Mid-Cap Stock
Nasdaq Composite Index
Nasdaq Composite Index Tracking Stock
Small Cap Retirement
Small Cap Stock
Spartan 500 Index
Spartan Extended Market Income
Spartan International Index
Spartan Total Market Index
Spartan U.S. Equity Index
Advisor Diversified Stock
Advisor Capital Development
Aggressive International
Canada
China Region
Diversified International
Emerging Markets
Europe
Europe Capital Appreciation
International Discovery
International Growth +
International Small Cap
International Small Cap Opportunities
International Value +
Japan
Japan Smaller Companies
Latin America
Nordic
Overseas
Pacific Basin
Southeast Asia
Total International Equity +
Worldwide
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$	$	$	$	$
AGGREGATE COMPENSATION FROM A FUND	Ned C. Lautenbach	Joseph Mauriello[4]	Cornelia M. Small	William S. Stavropoulos	David M. Thomas[5]	Michael E. Wiley[5]	Kenneth L. Wolfe
Advisor Balanced
Advisor Dividend Growth
Advisor Dynamic Capital Appreciation
Advisor Equity Growth
Advisor Equity Income
Advisor Equity Value
Advisor Fifty
Advisor Floating Rate High Income
Advisor Growth & Income
Advisor Growth Opportunities
Advisor High Income Advantage
Advisor High Income
Advisor Large Cap
Advisor Leveraged Company Stock
Advisor Mid Cap
Advisor Mid Cap II
Real Estate High Income
Advisor Small Cap
Advisor Strategic Growth
Advisor Value
Advisor Value Strategies
Advisor Biotechnology
Advisor Communications Equipment
Advisor Consumer Discretionary
Advisor Electronics
Advisor Energy
Advisor Financial Services
Advisor Health Care
Advisor Industrials
Advisor Real Estate
Advisor Technology
Advisor Utilities
Advisor Diversified International
Advisor Emerging Asia
Advisor Emerging Markets
Advisor Emerging Markets Income
Advisor Europe Capital Appreciation
Advisor Global Capital Appreciation
Advisor International Capital Appreciation
Advisor Japan
Advisor Latin America
Advisor Overseas
Advisor Value Leaders
Tax Managed Stock
Advisor Tax Managed Stock
100 Index +
Large Cap Stock
Mid-Cap Stock
Nasdaq Composite Index
Nasdaq Composite Index Tracking Stock
Small Cap Retirement
Small Cap Stock
Spartan 500 Index
Spartan Extended Market Income
Spartan International Index
Spartan Total Market Index
Spartan U.S. Equity Index
Advisor Diversified Stock
Advisor Capital Development
Aggressive International
Canada
China Region
Diversified International
Emerging Markets
Europe
Europe Capital Appreciation
International Discovery
International Growth +
International Small Cap
International Small Cap Opportunities
International Value +
Japan
Japan Smaller Companies
Latin America
Nordic
Overseas
Pacific Basin
Southeast Asia
Total International Equity +
Worldwide
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$	$	$	$	$	$	$

1 Edward C. Johnson 3d, James C. Curvey, and Peter S. Lynch are interested persons and are compensated by FMR. Arthur E. Johnson and Alan Lacy serve as Members of the Advisory Board effective January 1, 2008.

2 During the period from June 1, 2005 through May 16, 2006, Mr. Gamper served as a Member of the Advisory Board. Effective May 17, 2006, Mr. Gamper serves as a Member of the Board of Trustees.

3 During the period from March 1, 2006 through December 31, 2006, Mr. Keyes served as a Member of the Advisory Board. Effective January 1, 2007, Mr. Keyes serves as a Member of the Board of Trustees.

4 Effective July 1, 2007, Mr. Mauriello serves as a Member of the Advisory Board.

5 Effective October 1, 2007, Messrs. Thomas and Wiley serve as Members of the Advisory Board.

+ Estimated for the fund's first full year.

A Reflects compensation received for the calendar year ended December 31, 2007 for [370] funds of 58 trusts (including two limited liability companies). Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2007, the Trustees accrued required deferred compensation from the funds as follows: Dennis J. Dirks, $ ; Albert R. Gamper, $ ; George H. Heilmeier, $ ; Marie L. Knowles, $ ; Ned C. Lautenbach, $ ; Cornelia M. Small, $ ; William S. Stavropoulos, $ ; and Kenneth L. Wolfe, $ . Certain of the Independent Trustees elected voluntarily to defer a portion of their compensation as follows: Ned C. Lautenbach, $ .

B Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. The amounts required to be deferred by each Independent Trustee are as follows: Dennis J. Dirks, $ ; Albert R. Gamper, Jr., $ ; George H. Heilmeier, $ ; James H. Keyes, $ ; Marie L. Knowles, $ ; Ned C. Lautenbach, $ ; Cornelia M. Small, $ ;William S. Stavropoulos, $ ; and Kenneth L. Wolfe, $ . Certain of the Independent Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ned C. Lautenbach, $ .

APPENDIX H

Number of Committee Meetings Held During Most Recent Fiscal Year Ended 2007:

FYE	12/31	11/30	10/31	9/30	8/31	7/31	4/30	2/28
COMMITTEE
Board			11	11	11	11	11	11
Audit			13	12	12	12	15	17
Operations Committee			17	16	17	17	16	13
Fair Value Oversight			4	4	4	4	4	4
Governance and Nominating			12	10	10	10	10	10
Shareholder, Distribution And Brokerage			13	12	13	13	13	13
Equity Contract			3	3	4	4	5	7
Fixed-Income Contract			4	4	4	4	3	4
Compliance			10	9	10	10	17	19
Proxy Voting			4	4	3	3	3	2
Fund Oversight:
Fixed-Income/ International/ Special[1]			14	13	12	12	13	13
Equity[1]			11	10	10	10	12	12
Select and Asset Allocation[1]			12	11	11	11	12	12
Equity I2
Equity II2
Fixed-Income and Asset Allocation[2]

1 Existed as Fund Oversight Committee prior to November 2007.

2 New Fund Oversight Committee beginning November 2007.

APPENDIX I

Audit Fees. The aggregate Audit Fees billed by PwC or Deloitte Entities, as applicable, for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the funds and for all funds in the Fidelity Group of Funds:

Funds	FYE	2007 Fiscal YearA,B,C,E	2006 Fiscal YearA,D
	11/30
Advisor Dividend Growth			$$49,000
Advisor Dynamic Capital Appreciation			$$40,000
Advisor Equity Growth			$$47,000
Advisor Equity Income			$$47,000
Advisor Equity Value			$$42,000
Advisor Fifty			$$38,000
Advisor Growth & Income			$$41,000
Advisor Growth Opportunities			$$46,000
Advisor Large Cap			$$39,000
Advisor Leveraged Company Stock			$$51,000
Advisor Mid Cap			$$48,000
Advisor Small Cap			$$51,000
Advisor Strategic Growth			$$36,000
Advisor Value Strategies			$$40,000
Real Estate High Income			$$186,000
100 Index			$--
Nasdaq Composite Index			$$67,000
Nasdaq Composite Index Tracking Stock			$$39,000
All funds in the Fidelity Group of Funds audited by PwC			$$13,500,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities			$$6,500,000
	10/31
Advisor Floating Rate High Income			$$112,000
Advisor High Income Advantage			$$54,000
Advisor High Income			$$46,000
Advisor Value			$$34,000
Advisor Diversified International			$$80,000
Advisor Emerging Asia			$$82,000
Advisor Emerging Markets			$$38,000
Advisor Europe Capital Appreciation			$$35,000
Advisor Global Capital Appreciation			$$40,000
Advisor International Capital Appreciation			$$35,000
Advisor Japan			$$43,000
Advisor Latin America			$$43,000
Advisor Overseas			$$66,000
Advisor Value Leaders			$$38,000
Tax Managed Stock			$$35,000
Advisor Tax Managed Stock			$$33,000
Canada			$$62,000
International Discovery			$$80,000
International Growth			$--
International Small Cap			$$70,000
International Small Cap Opportunities			$$41,000
International Value			$$43,000
Total International Equity			$--
Aggressive International			$$45,000
China Region			$$53,000
Diversified International			$$120,000
Emerging Markets			$$117,000
Europe Capital Appreciation			$$39,000
Europe			$$71,000
Japan			$$60,000
Japan Smaller Companies			$$51,000
Latin America			$$76,000
Nordic			$$47,000
Overseas			$$109,000
Pacific Basin			$$58,000
Southeast Asia			$$74,000
Worldwide			$$45,000
All funds in the Fidelity Group of Funds audited by PwC			$$13,400,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities			$$6,500,000
	9/30
Advisor Capital Development		$67,000	$49,000
Advisor Diversified Stock		$61,000	$52,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities		$7,300,000	$6,400,000
	8/31
Advisor Balanced		$72,000	$58,000F
All funds in the Fidelity Group of Funds audited by Deloitte Entities		$7,200,000	$6,100,000G
	7/31
Advisor Biotechnology		$38,000	$31,000
Advisor Communications Equipment		$38,000	$31,000
Advisor Consumer Discretionary		$36,000	$31,000
Advisor Electronics		$38,000	$31,000
Advisor Energy		$40,000	$34,000
Advisor Financial Services		$39,000	$33,000
Advisor Health Care		$40,000	$34,000
Advisor Industrials		$37,000	$31,000
Advisor Real Estate		$62,000	$52,000
Advisor Technology		$40,000	$34,000
Advisor Utilities		$37,000	$31,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities		$7,100,000	$5,900,000
	4/30
Large Cap Stock		$41,000	$35,000
Mid-Cap Stock		$53,000	$45,000
Small Cap Retirement		$42,000	$37,000
Small Cap Stock		$48,000	$42,000
Spartan 500 Index		$58,000	$52,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities		$6,900,000	$5,900,000
	2/28
Spartan Extended Market Index		$69,000	$59,000
Spartan International Index		$67,000	$57,000
Spartan Total Market Index		$75,000	$64,000
Spartan U.S. Equity Index		$144,000	$141,000
All funds in the Fidelity Group of Funds audited by PwC		$14,100,000	$12,500,000
	12/31
Advisor Mid Cap II			$$49,000
Advisor Emerging Markets Income			$$74,000
All funds in the Fidelity Group of Funds audited by PwC			$$13,900,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities			$$6,700,000

A Aggregate amounts may reflect rounding.

B No Audit Fees were billed by [Deloitte/PWC] Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements, to 100 Index as the fund did not comment operations until March 29, 2007.

C No Audit Fees were billed by [Deloitte/PWC] Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements, to International Growth as the fund did not comment operations until November 1, 2007.

D No Audit Fees were billed by Deloitte Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements, to International Value as the fund did not comment operations until May 18, 2006.

E No Audit Fees were billed by [Deloitte/PWC] Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements, to Total International Equity as the fund did not comment operations until November 1, 2007.

F For the nine month period ended August 31, 2006.

G For the twelve month period ended August 31, 2006.

APPENDIX J

Tax Fees

The aggregate Tax Fees billed by PWC or Deloitte Entities, as applicable, for professional services rendered for tax compliance, tax advice, and tax planning for each fund:

Funds	FYE	2007 Fiscal YearA,C,D,E	2006 Fiscal YearA,B
	11/30
Advisor Dividend Growth			$$2,600
Advisor Dynamic Capital Appreciation			$$2,600
Advisor Equity Growth			$$4,000
Advisor Equity Income			$$4,000
Advisor Equity Value			$$4,000
Advisor Fifty			$$2,600
Advisor Growth & Income			$$4,000
Advisor Growth Opportunities			$$4,000
Advisor Large Cap			$$4,000
Advisor Leveraged Company Stock			$$2,700
Advisor Mid Cap			$$4,000
Advisor Small Cap			$$2,700
Advisor Strategic Growth			$$4,000
Advisor Value Strategies			$$4,000
Real Estate High Income			$$2,700
100 IndexB			$--
Nasdaq Composite Index			$$4,200
Nasdaq Composite Index Tracking Stock			$$2,700
	10/31
Advisor Floating Rate High Income			$$4,000
Advisor High Income Advantage			$$4,000
Advisor High Income			$$4,000
Advisor Value			$$4,200
Advisor Diversified International			$$28,900
Advisor Emerging Asia			$$22,700
Advisor Emerging Markets			$$4,200
Advisor Europe Capital Appreciation			$$4,200
Advisor Global Capital Appreciation			$$2,400
Advisor International Capital Appreciation			$$4,200
Advisor Japan			$$2,600
Advisor Latin America			$$2,600
Advisor Overseas			$$4,600
Advisor Value Leaders			$$2,700
Tax Managed Stock			$$2,700
Advisor Tax Managed Stock			$$3,600
Canada			$$4,600
International Discovery			$$15,800
International GrowthC			$--
International Small Cap			$$4,000
International Small Cap Opportunities			$$3,800
International ValueD			$$3,900
Total International EquityE			$--
Aggressive International			$$4,000
China Region			$$4,600
Diversified International			$$4,000
Emerging Markets			$$22,900
Europe Capital Appreciation			$$4,200
Europe			$$4,600
Japan			$$7,600
Japan Smaller Companies			$$4,600
Latin America			$$4,600
Nordic			$$4,600
Overseas			$$4,600
Pacific Basin			$$27,600
Southeast Asia			$$6,100
Worldwide			$$4,000
	9/30
Advisor Capital Development		$5,200	$4,000
Advisor Diversified Stock		$5,200	$4,000
	8/31
Advisor Balanced		$5,200	$4,000F
	7/31
Advisor Biotechnology		$4,200	$4,000
Advisor Communications Equipment		$4,200	$4,000
Advisor Consumer Discretionary		$5,200	$4,000
Advisor Electronics		$4,200	$4,000
Advisor Energy		$5,200	$4,000
Advisor Financial Services		$5,200	$4,000
Advisor Health Care		$5,200	$4,000
Advisor Industrials		$5,200	$4,000
Advisor Real Estate		$5,200	$4,200
Advisor Technology		$5,200	$4,000
Advisor Utilities		$5,200	$4,000
	4/30
Large Cap Stock		$4,200	$4,000
Mid-Cap Stock		$4,200	$4,000
Small Cap Retirement		$4,200	$3,800
Small Cap Stock		$4,200	$4,000
Spartan 500 Index		$4,200	$4,000
	2/28
Spartan Extended Market Index		$2,900	$2,700
Spartan International Index		$2,900	$2,700
Spartan Total Market Index		$2,900	$2,700
Spartan U.S. Equity Index		$3,800	$3,600
	12/31
Advisor Mid Cap II			$$4,000
Advisor Emerging Markets Income			$$3,100

A Aggregate amounts may reflect rounding.

B No Tax Fees were billed by [Deloitte/PWC] Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements, to 100 Index as the fund did not comment operations until March 29, 2007.

C No Tax Fees were billed by [Deloitte/PWC] Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements, to International Growth as the fund did not comment operations until November 1, 2007.

D No Tax Fees were billed by Deloitte Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements, to International Value as the fund did not comment operations until May 18, 2006.

E No Tax Fees were billed by [Deloitte/PWC] Entities for professional services rendered for the audit of the annual financial statements, or services that are normally provided in connection with the statutory and regulatory filings or engagements, to Total International Equity as the fund did not comment operations until November 1, 2007.

F For the nine month period ended August 31, 2006.

APPENDIX K

All Other Fees.

The aggregate Other Fees billed by PWC or Deloitte Entities, as applicable, for all other non-audit services rendered to the funds:

Funds	FYE	2007 Fiscal YearA,B	2006 Fiscal YearA
	12/31
Advisor Mid Cap II			$$0
Advisor Emerging Markets Income			$$1,300
	11/30
Advisor Dividend Growth			$$3,800
Advisor Dynamic Capital Appreciation			$$1,400
Advisor Equity Growth			$$0
Advisor Equity Income			$$0
Advisor Equity Value			$$0
Advisor Fifty			$$1,200
Advisor Growth & Income			$$0
Advisor Growth Opportunities			$$0
Advisor Large Cap			$$0
Advisor Leveraged Company Stock			$$2,000
Advisor Mid Cap			$$0
Advisor Small Cap			$$3,600
Advisor Strategic Growth			$$0
Advisor Value Strategies			$$0
Real Estate High Income			$$1,600
100 Index C			$--
Nasdaq Composite Index			$$0
Nasdaq Composite Index Tracking Stock			$$900
	10/31
Advisor Floating Rate High Income			$$0
Advisor High Income Advantage			$$0
Advisor High Income			$$0
Advisor Value			$$0
Advisor Diversified International			$$9,600
Advisor Emerging Asia			$$1,300
Advisor Emerging Markets			$$0
Advisor Europe Capital Appreciation			$$0
Advisor Global Capital Appreciation			$$1,200
Advisor International Capital Appreciation			$$0
Advisor Japan			$$1,300
Advisor Latin America			$$1,200
Advisor Overseas			$$2,000
Advisor Value Leaders			$$1,200
Tax Managed Stock			$$1,200
Advisor Tax Managed Stock			$$0
Canada			$$3,000
International Discovery			$$5,400
International GrowthD			$--
International Small Cap			$$0
International Small Cap Opportunities			$$0
International ValueE			$$0
Total International EquityF			$--
Aggressive International			$$0
China Region			$$1,600
Diversified International			$$0
Emerging Markets			$$3,000
Europe Capital Appreciation			$$0
Europe			$$3,400
Japan			$$2,500
Japan Smaller Companies			$$2,500
Latin America			$$3,000
Nordic			$$1,400
Overseas			$$5,500
Pacific Basin			$$1,900
Southeast Asia			$$2,000
Worldwide			$$0
	9/30
Advisor Capital Development		$0	$0
Advisor Diversified Stock		$0	$0
	8/31
Advisor Balanced		$0	$0
	7/31
Advisor Biotechnology		$0	$0
Advisor Communications Equipment		$0	$0
Advisor Consumer Discretionary		$0	$0
Advisor Electronics		$0	$0
Advisor Energy		$0	$0
Advisor Financial Services		$0	$0
Advisor Health Care		$0	$0
Advisor Industrials		$0	$0
Advisor Real Estate		$0	$0
Advisor Technology		$0	$0
Advisor Utilities		$0	$0
	4/30
Large Cap Stock		$0	$0
Mid-Cap Stock		$0	$0
Small Cap Retirement		$0	$0
Small Cap Stock		$0	$0
Spartan 500 Index		$0	$0
	2/28
Spartan Extended Market Index		$1,900	$1,900
Spartan International Index		$2,100	$1,800
Spartan Total Market Index		$2,900	$2,800
Spartan U.S. Equity Index		$12,100	$14,100

A Aggregate amounts may reflect rounding.

B No Other Fees were billed by Deloitte Entities for services rendered for all other non-audit services rendered to International Value, as the fund did not commence operations until May 18, 2006.

C 100 Index commenced operations on March 29, 2007.

D International Growth commenced operations on November 1, 2007.

E International Value commenced operations on May 18, 2006.

F Total International Equity commenced operations on November 1, 2007.

G For the nine month period ended August 31, 2006.

[[B] No Audit-Related Fees were billed by [PwC] [or] [Deloitte Entities] for services rendered for assurance and related services to [the/each] fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees to [the fund[s]/Name(s) of Funds], as the fund[s] did not commence operations until [date(s) fund(s)/class(es) commenced operations].]]

APPENDIX L

All Other Fees.

The aggregate Other Fees billed by PWC or Deloitte Entities, as applicable, that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund:

Billed By	12/31/07A	12/31/06A
PwC	$	$ 125,000
Deloitte Entities	$	$ 180,000
Billed By	11/30/07A,B	11/30/06A,B
PwC	$	$ 145,000
Deloitte Entities	$	$ 180,000
Billed By	10/31/07A,C	10/31/06A,C
PwC	$	$ 20,000
Deloitte Entities	$	$ 225,000
Billed By	9/30/07A	9/30/06A
Deloitte Entities	$ 180,000	$ 255,000
Billed By	8/31/07A	8/31/06A
PwC	$ 180,000	$ 93,000D
Billed By	7/31/07A	7/31/06A
Deloitte Entities	$ 180,000	$ 255,000
Billed By	4/30/07A	4/30/06A
Deloitte Entities	$ 275,000	$ 160,000
Billed By	2/28/07A	2/28/06A
PwC	$ 125,000	$ 155,000

A Aggregate amounts may reflect rounding.

B May include amounts billed prior to Fidelity 100 Index Fund's commencement of operations.

C May include amounts billed prior to Fidelity International Growth Fund's, Fidelity International Value Fund's, and Fidelity Total International Equity Fund's commencement of operations.

D For the nine month period ended August 31, 2006.

APPENDIX M

All Other Fees.

The aggregate fees billed by PWC or Deloitte Entities, as applicable, for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services:

[How to state High Income funds & Advisor Value that were previously within Advisor Series II or Advisor Series IV?]

FIDELITY ADVISOR SERIES I	12/31/07A	12/31/06A
Deloitte Entities Covered Services	$	$
Deloitte Entities Non-Covered Services	$	$
Deloitte Entities Total	$	$
FIDELITY ADVISOR SERIES VIII	12/31/07A	12/31/06A
PwC Covered Services	$	$ 130,000
PwC Non-Covered Services	$	$ 1,190,000
PwC Total	$	$ 1,320,000
FIDELITY ADVISOR SERIES I	11/30/07A	11/30/06A
PwC Covered Services	$	$ 170,000
PwC Non-Covered Services	$	$ 1,140,000
PwC Total	$	$ 1,310,000
Deloitte Entities Covered Services	$	$ 220,000
Deloitte Entities Non-Covered Services	$	$ 690,000
Deloitte Entities Total		$$910,000
FIDELITY COMMONWEALTH TRUST	11/30/07A, B	11/30/06A, B
PwC Covered Services	$	$ 150,000
PwC Non-Covered Services	$	$ 1,140,000
PwC Total	$	$ 1,290,000
Deloitte Entities Covered Services	$	$ 185,000
Deloitte Entities Non-Covered Services	$	$ 690,000
Deloitte Entities Total	$	$ 875,000
FIDELITY ADVISOR SERIES I	10/31/07A	10/31/06A
PwC Covered Services	$	$
PwC Non-Covered Services	$	$
PwC Total	$	$
Deloitte Entities Covered Services	$	$
Deloitte Entities Non-Covered Services	$	$
Deloitte Entities Total	$	$
FIDELITY ADVISOR SERIES VIII	10/31/07A	10/31/06A
PwC Covered Services	$	$ 110,000
PwC Non-Covered Services	$	$ 700,000
PwC Total	$	$ 810,000
Deloitte Entities Covered Services	$	$ 270,000
Deloitte Entities Non-Covered Services	$	$ 530,000
Deloitte Entities Total	$	$ 800,000
FIDELITY BEACON STREET TRUST	10/31/07A	10/31/06A
PwC Covered Services	$	$ 25,000
PwC Non-Covered Services	$	$ 700,000
PwC Total	$	$ 725,000
Deloitte Entities Covered Services	$	$ 260,000
Deloitte Entities Non-Covered Services	$	$ 530,000
Deloitte Entities Total	$	$ 790,000
FIDELITY INVESTMENT TRUST	10/31/07A	10/31/06 A
PwC Covered Services	$	$ 175,000
PwC Non-Covered Services	$	$ 700,000
PwC Total	$	$ 875,000
Deloitte Entities Covered Services	$	$ 285,000
Deloitte Entities Non-Covered Services	$	$ 530,000
Deloitte Entities Total	$	$ 815,000
FIDELITY DESTINY PORTFOLIOS	9/30/07A	9/30/06 A
Deloitte Entities Covered Services	$ 190,000	$ 270,000
Deloitte Entities Non-Covered Services	$ 405,000	$ 530,000
Deloitte Entities Total	$ 595,000	$ 800,000
FIDELITY ADVISOR SERIES I	8/31/07A	8/31/06A
Deloitte Entities Covered Services	$ 185,000	$ 100,000B
Deloitte Entities Non-Covered Services	$ 215,000	$ 530,000B
Deloitte Entities Total	$ 400,000	$ 630,000B
FIDELITY ADVISOR SERIES VII	7/31/07A	7/31/06A
Deloitte Entities Covered Services	$ 235,000	$ 300,000
Deloitte Entities Non-Covered Services	$ 375,000	$ 370,000
Deloitte Entities Total	$ 610,000	$ 670,000
FIDELITY COMMONWEALTH TRUST	4/30/07A	4/30/06A
Deloitte Entities Covered Services	$ 295,000	$ 180,000
Deloitte Entities Non-Covered Services	$ 425,000	$ 350,000
Deloitte Entities Total	$ 720,000	$ 530,000
FIDELITY CONCORD STREET TRUST	2/28/07A	2/28/06A
PwC Covered Services	$ 170,000	$ 215,000
PwC Non-Covered Services	$ 1,130,000	$ 1,000,000
PwC Total	$ 1,300,000	$ 1,215,000

A Aggregate amounts may reflect rounding.

B For the nine month period ended August 31, 2006.

Fidelity is a registered trademark of FMR LLC.

[Item Code]	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	[MEGA2-PXS-0208]

Form of Proxy Card: Funds of Fidelity Advisor Series I, Fidelity Advisor Series VII, Fidelity Advisor Series VIII, Fidelity Commonwealth Trust, and Fidelity Destiny Portfolios.

Fidelity Investments® (logo)		Vote this proxy card TODAY!
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[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Cornelia M. Small, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on April 16, 2008 at 9:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	(down arrow)	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	April 2008 Meeting- Mega Proxy 2 -LP

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
			FOR	AGAINST	ABSTAIN
1.

To amend the Declaration of Trust of each of Fidelity Advisor Series I, Fidelity Advisor Series VII, Fidelity Advisor Series VIII, Fidelity Commonwealth Trust, and Fidelity Destiny Portfolios to reduce the required quorum for future shareholder meetings.

			(_)	(_)	(_)
2.	To elect the nominees specified below as Trustees:
	(01) James C. Curvey (02) Dennis J. Dirks (03) Edward C. Johnson 3d (04) Alan J. Lacy (05) Ned C. Lautenbach	(06) Joseph Mauriello (07) Cornelia M. Small (08) William S. Stavropoulos (09) David M. Thomas (10) Michael E. Wiley	FOR all nominees listed (except as noted on the line at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
			FOR	AGAINST	ABSTAIN
3.

To approve an amended management contract for Fidelity Advisor Mid Cap II Fund that includes adding a performance adjustment component to the management fee and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

			(_)	(_)	(_)
4.

To approve an amended management contract for Fidelity Advisor Value Fund that includes adding a performance adjustment component to the management fee and giving the Trustees the authority to change the fund's performance adjustment index going forward, without a shareholder vote, subject to applicable law.

			(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	MEGA2-PXS-0208-LP	(down arrow)